                                                                    EXHIBIT 4.1


                               FIRSTAR CORPORATION

                                       TO

                                 CITIBANK, N.A.

                                     TRUSTEE

                                 ---------------

                                    INDENTURE

                            DATED AS OF JUNE 22, 1999

                                 ---------------

                             SENIOR DEBT SECURITIES

                               FIRSTAR CORPORATION

         RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939 AND
                      INDENTURE, DATED AS OF JUNE 22, 1999



TRUST INDENTURE ACT SECTION                                           INDENTURE SECTION
         Section 310    (a) (1)......................                        6.9
                        (a) (2)......................                        6.9
                        (a) (3)......................                   Not Applicable
                        (a) (4)......................                   Not Applicable
                        (a) (5)......................                        6.9
                        (b)..........................                     6.8, 6.10
                        (c)..........................                   Not Applicable
         Section 311    (a)..........................                        6.13
                        (b)..........................                        6.13
         Section 312    (a)..........................                    7.1, 7.2 (a)
                        (b)..........................                      7.2 (b)
                        (c)..........................                      7.2 (c)
         Section 313    (a)..........................                      7.3 (a)
                        (b)..........................                      7.3 (a)
                        (c)..........................                      7.3 (a)
                        (d)..........................                      7.3 (b)
         Section 314    (a)..........................                    7.4, 10.7
                        (b)..........................                   Not Applicable
                        (c) (1)......................                        1.2
                        (c) (2)......................                        1.2
                        (c) (3)......................                   Not Applicable
                        (d)..........................                   Not Applicable
                        (e)..........................                        1.2
         Section 315    (a)..........................                        6.1
                        (b)..........................                        6.2
                        (c)..........................                        6.1
                        (d)..........................                        6.1
                        (e)..........................                        5.14
         Section 316    (a)..........................                        1.1
                        (a) (1) (A)..................                    1.4 (h), 5.2
                       .............................                        5.12
                        (a) (1) (B)..................                   1.4 (h), 5.13
                        (A) (2)......................                   Not Applicable
                        (b)..........................                        5.8
                        (c)..........................                      1.4 (h)
         Section 317    (a) (1)......................                        5.3
                        (a) (2)......................                        5.4
                        (b)..........................                        10.3
         Section 318    (a)..........................                        1.7
                        (c)..........................                        1.7

Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                               TABLE OF CONTENTS

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                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

Section 1.1.      Definitions.........................................................................            1
                  Act.................................................................................            2
                  Affiliate...........................................................................            2
                  Authorized Newspaper................................................................            2
                  Bearer Security.....................................................................            2
                  Board of Directors..................................................................            2
                  Board Resolution....................................................................            2
                  Business Day........................................................................            2
                  Capital Stock.......................................................................            3
                  CEDEL or CEDEL S.A..................................................................            3
                  Commission..........................................................................            3
                  Company.............................................................................            3
                  Company Request and Company Order...................................................            3
                  Corporate Trust Office..............................................................            3
                  corporation.........................................................................            3
                  coupon..............................................................................            3
                  Debt Securities.....................................................................            3
                  Default.............................................................................            3
                  Defaulted Interest..................................................................            3
                  Depositary..........................................................................            4
                  Designated Currency.................................................................            4
                  Dollar or $.........................................................................            4
                  Eligible Instruments................................................................            4
                  Euroclear...........................................................................            4
                  Euro................................................................................            4
                  Event of Default....................................................................            4
                  Exchange Rate.......................................................................            4
                  Exchange Rate Agent.................................................................            4
                  Exchange Rate Officer's Certificate.................................................            4
                  Foreign Currency....................................................................            4
                  Global Exchange Agent...............................................................            4
                  Global Exchange Date................................................................            4
                  Global Security.....................................................................            5
                  Holder..............................................................................            5
                  Indenture...........................................................................            5
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                  interest............................................................................            5
                  Interest Payment Date...............................................................            5
                  Maturity............................................................................            5
                  Officers' Certificate...............................................................            5
                  Opinion of Counsel..................................................................            5
                  Original Issue Discount Security....................................................            5
                  Outstanding.........................................................................            5
                  Paying Agent........................................................................            6
                  Person..............................................................................            6
                  Place of Payment....................................................................            6
                  Predecessor Security................................................................            7
                  Principal Subsidiary Bank...........................................................            7
                  Redemption Date.....................................................................            7
                  Redemption Price....................................................................            7
                  Registered Security.................................................................            7
                  Regular Record Date.................................................................            7
                  Remarketing Entity..................................................................            7
                  Repayment Date......................................................................            7
                  Repayment Price.....................................................................            7
                  Responsible Officer.................................................................            7
                  Security Register and Security Registrar............................................            8
                  Special Record Date.................................................................            8
                  Stated Maturity.....................................................................            8
                  Subsidiary..........................................................................            8
                  Subsidiary Bank.....................................................................            8
                  Trust Indenture Act.................................................................            8
                  Trustee.............................................................................            8
                  United States.......................................................................            8
                  United States Alien.................................................................            8
                  U.S. Government Obligations.........................................................            8
                  Voting Stock........................................................................            9
Section 1.2.      Compliance Certificates and Opinions................................................            9
Section 1.3.      Form of Documents Delivered to Trustee..............................................            9
Section 1.4.      Acts of Holders.....................................................................           10
Section 1.5.      Notices, etc., to Trustee and Company...............................................           12
Section 1.6.      Notice to Holders; Waiver...........................................................           12
Section 1.7.      Conflict with Trust Indenture Act...................................................           13
Section 1.8.      Effect of Headings and Table of Contents............................................           13
Section 1.9.      Successors and Assigns..............................................................           13
Section 1.10.     Separability Clause.................................................................           13
Section 1.11.     Benefits of Indenture...............................................................           13
Section 1.12.     Governing Law.......................................................................           14
Section 1.13.     Legal Holidays......................................................................           14
Section 1.14.     Counterparts........................................................................           14
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                                   ARTICLE TWO

                               DEBT SECURITY FORMS

Section 2.1.      Forms Generally.....................................................................           14
Section 2.2.      Form of Trustee's Certificate of Authentication.....................................           15
Section 2.3.      Debt Securities in Global Form......................................................           15

                                  ARTICLE THREE

                               THE DEBT SECURITIES

Section 3.1.      Amount Unlimited; Issuance in Series................................................           16
Section 3.2.      Denominations.......................................................................           19
Section 3.3.      Execution, Authentication, Delivery and Dating......................................           19
Section 3.4.      Temporary Debt Securities...........................................................           22
Section 3.5.      Registration; Registration of Transfer and Exchange.................................           25
Section 3.6.      Mutilated, Destroyed, Lost and Stolen Debt Securities...............................           28
Section 3.7.      Payment of Interest; Interest Rights Preserved......................................           29
Section 3.8.      Persons Deemed Owners...............................................................           31
Section 3.9.      Cancellation........................................................................           32
Section 3.10.     Computation of Interest.............................................................           32
Section 3.11.     Certification by a Person Entitled to Delivery of a Bearer Security.................           32
Section 3.12.     Judgments...........................................................................           32
Section 3.13.     CUSIP Numbers.......................................................................           33

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 4.1.      Satisfaction and Discharge of Indenture.............................................           33
Section 4.2.      Application of Trust Money and Eligible Instruments.................................           35
Section 4.3.      Satisfaction, Discharge and Defeasance of Debt Securities of any Series.............           35

                                  ARTICLE FIVE

                                    REMEDIES

Section 5.1.      Events of Default...................................................................           37
Section 5.2.      Acceleration of Maturity; Rescission and Annulment..................................           39
Section 5.3.      Collection of Indebtedness and Suits for Enforcement by Trustee.....................           40
Section 5.4.      Trustee May File Proofs of Claim....................................................           40
Section 5.5.      Trustee May Enforce Claims without Possession of Debt Securities or Coupons.........           41
Section 5.6.      Application of Money Collected......................................................           42
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Section 5.7.      Limitation on Suits.................................................................           42
Section 5.8.      Unconditional Right of Holders to Receive Principal, Premium and Interest...........           43
Section 5.9.      Restoration of Rights and Remedies..................................................           43
Section 5.10.     Rights and Remedies Cumulative......................................................           43
Section 5.11.     Delay or Omission Not Waiver........................................................           43
Section 5.12.     Control by Holders of Debt Securities...............................................           44
Section 5.13.     Waiver of Past Defaults.............................................................           44
Section 5.14.     Undertaking for Costs...............................................................           44
Section 5.15.     Waiver of Stay or Extension Laws....................................................           45

                                   ARTICLE SIX

                                   THE TRUSTEE

Section 6.1.      Certain Duties and Responsibilities.................................................           45
Section 6.2.      Notice of Default...................................................................           45
Section 6.3.      Certain Rights of Trustee...........................................................           46
Section 6.4.      Not Responsible for Recitals or Issuance of Debt Securities.........................           47
Section 6.5.      May Hold Debt Securities or Coupons.................................................           47
Section 6.6.      Money Held in Trust.................................................................           47
Section 6.7.      Compensation and Reimbursement......................................................           48
Section 6.8.      Disqualification; Conflicting Interests.............................................           48
Section 6.9.      Corporate Trustee Required; Eligibility.............................................           49
Section 6.10.     Resignation and Removal; Appointment of Successor...................................           49
Section 6.11.     Acceptance of Appointment by Successor..............................................           51
Section 6.12.     Merger, Conversion, Consolidation or Succession to Business.........................           52
Section 6.13.     Preferential Collection of Claims Against Company...................................           52
Section 6.14.     Authenticating Agent................................................................           52

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.1.      Company to Furnish Trustee Names and Addresses of Holders...........................           54
Section 7.2.      Preservation of Information; Communications to Holders..............................           54
Section 7.3.      Reports by Trustee..................................................................           54
Section 7.4.      Reports by Company..................................................................           55

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 8.1.      Company May Consolidate, etc. Only on Certain Terms.................................           55
Section 8.2.      Successor Corporation Substituted...................................................           56
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                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 9.1.      Supplemental Indentures without Consent of Holders..................................           56
Section 9.2.      Supplemental Indentures with Consent of Holders.....................................           57
Section 9.3.      Execution of Supplemental Indentures................................................           59
Section 9.4.      Effect of Supplemental Indentures...................................................           59
Section 9.5.      Conformity with Trust Indenture Act.................................................           59
Section 9.6.      Reference in Debt Securities to Supplemental Indentures.............................           59

                                   ARTICLE TEN

                                    COVENANTS

Section 10.1.     Payment of Principal, Premium and Interest..........................................           59
Section 10.2.     Maintenance of Office or Agency.....................................................           60
Section 10.3.     Money for Debt Securities Payments to Be Held in Trust..............................           61
Section 10.4.     Purchase of Debt Securities by Company or Subsidiary................................           62
Section 10.5.     Existence...........................................................................           63
Section 10.6.     Restrictions Upon Sale or Issuance of Capital Stock of Certain Subsidiary Banks.....           63
Section 10.7.     Payment of Additional Amounts.......................................................           64
Section 10.8.     Officers' Certificate as to Default.................................................           64
Section 10.9.     Waiver of Certain Covenants.........................................................           65
Section 10.10.    Calculation of Original Issue Discount..............................................           65

                                 ARTICLE ELEVEN

                          REDEMPTION OF DEBT SECURITIES

Section 11.1.     Applicability of Article............................................................           65
Section 11.2.     Election to Redeem; Notice to Trustee...............................................           65
Section 11.3.     Selection by Trustee of Debt Securities to be Redeemed..............................           66
Section 11.4.     Notice of Redemption................................................................           66
Section 11.5.     Deposit of Redemption Price.........................................................           67
Section 11.6.     Debt Securities Payable on Redemption Date..........................................           67
Section 11.7.     Debt Securities Redeemed in Part....................................................           68

                                 ARTICLE TWELVE

                                  SINKING FUNDS

Section 12.1.     Applicability of Article............................................................           68
Section 12.2.     Satisfaction of Sinking Fund Payments with Debt Securities..........................           69
Section 12.3.     Redemption of Debt Securities for Sinking Fund......................................           69
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                                ARTICLE THIRTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS

Section 13.1.     Applicability of Article............................................................           70
Section 13.2.     Repayment of Debt Securities........................................................           70
Section 13.3.     Exercise of Option; Notice..........................................................           70
Section 13.4.     Election of Repayment by Remarketing Entities.......................................           71
Section 13.5.     Securities Payable on the Repayment Date............................................           71

                                ARTICLE FOURTEEN

                     MEETINGS OF HOLDERS OF DEBT SECURITIES

Section 14.1.     Purposes for Which Meetings May Be Called...........................................           72
Section 14.2.     Call, Notice and Place of Meetings..................................................           72
Section 14.3.     Persons Entitled to Vote at Meetings................................................           72
Section 14.4.     Quorum; Action......................................................................           73
Section 14.5.     Determination of Voting Rights; Conduct and Adjournment of Meetings.................           74
Section 14.6.     Counting Votes and Recording Action of Meetings.....................................           74

                                 ARTICLE FIFTEEN

                                   DEFEASANCE

Section 15.1.     Termination of Company's Obligations................................................           75
Section 15.2.     Repayment to Company................................................................           76
Section 15.3.     Indemnity for Eligible Instruments..................................................           77
Testimonium...........................................................................................           77
Signatures and Seals..................................................................................           77
Acknowledgments.......................................................................................           78
Exhibit A-1...........................................................................................           80
Exhibit A-2...........................................................................................           82
Exhibit B.............................................................................................           83

                  INDENTURE (the "Indenture") dated as of June 22, 1999, between FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter called the "Company"), having its principal place of business at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 and CITIBANK, N.A., a national banking association (hereinafter called the "Trustee"), having its Corporate Trust Office at 111 Wall Street, New York, N.Y. 10005.

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes, bonds and other evidences of indebtedness (herein called the "Debt Securities").

                  All things necessary have been done to make this Indenture a valid agreement of the Company, in accordance with its terms.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Debt Securities of any series created and issued on or after the date hereof by the Holders thereof, it is mutually covenanted and agreed for the equal and proportionate benefit of all Holders of such Debt Securities or of any such series, as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

                  SECTION 1.1. Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act or by Commission rule or regulation under the Trust Indenture Act, either directly or by reference therein, as in force at the date as of which this instrument was exercised, except as provided in Section 9.5, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation; and

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar impact refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  Certain terms, used principally in Article Six, are defined in that Article.

                  "Act" when used with respect to any Holder has the meaning specified in Section 1.4.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Authorized Newspaper" means a newspaper in an official language of the country of publication or in the English language customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

                  "Bearer Security" means any Debt Security established pursuant to Section 2.1 which is payable to bearer including, without limitation, unless the context otherwise indicates, a Debt Security in global bearer form.

                  "Board of Directors" means either the board of directors of the Company, or the executive or any other committee of that board duly authorized to act in respect hereof.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. Where any provision of this Indenture refers to action to be taken pursuant to a Board Resolution (including the establishment of any series of the Debt Securities and the forms and terms thereof), such action may be taken by any committee of the Board or the Company or any officer or employee of the Company authorized to take such action by a Board Resolution.

                  "Business Day" with respect to any Debt Security means any day, other than a Saturday or Sunday, that is not a legal holiday or a day on which banking institutions are authorized or obligated by law or executive order to be closed in (a) the City of New York or (b) if the Designated Currency for a Debt Security is a Foreign Currency, the financial center of the country issuing such Designated Currency (which, in the case of Euros, shall be Brussels, Belgium). If the interest rate of the Debt Security is based on LIBOR, "Business Day" means any day on which dealings in deposits in the Designated Currency of such Debt Security are transacted in the London interbank market.

                  "Capital Stock" means, as to shares of a corporation, outstanding shares of stock of any class, whether now or hereafter authorized, irrespective of whether such class shall be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of such corporation.

                  "CEDEL" or "CEDEL S.A." means Centrale de Livraison de Valeurs Mobilieres S.A.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" and "Company Order" mean, respectively, except as otherwise provided in this Indenture, a written request or order signed in the name of the Company by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President (any references to a Vice President of the Company herein shall be deemed to include any Vice President of the Company whether or not designated by a number or word or words added before or after the title "Vice President"), the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, Secretary or an Assistant Secretary of the Company or by another officer of the Company duly authorized to sign by a Board Resolution, and delivered to the Trustee.

                  "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which at the date hereof is 111 Wall Street, 5th Floor, New York, NY 10005.

                  The term "corporation" includes corporations, associations, companies and business trusts.

                  The term "coupon" means any interest coupon appertaining to a Bearer Security.

                  "Debt Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Debt Securities authenticated and delivered under this Indenture.

                  "Default" means any Event of Default and any default of the type set forth in clauses (1) through (5) of Section 5.3.

                  "Defaulted Interest" has the meaning specified in Section 3.7.


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
                  "Depositary" means, with respect to the Debt Securities of any series issuable or issued in the form of a Global Security, the Person (which person shall be a clearing agency registered under the Securities Exchange Act of 1934, as amended) designated as Depositary by the Company pursuant to Section
3.1 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Debt Securities of any such series shall mean the Depositary with respect to the Debt Securities of that series.

                  "Designated Currency" has the meaning specified in Section
3.12.

                  "Dollar" or "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  "Eligible Instruments" means U.S. Government Obligations.

                  "Euroclear" means Morgan Guarantee Trust Company of New York, Brussels Office, as operator of the Euroclear System.

                  "Euro" means the European currency in use by those European Union countries participating in the system of economic and monetary union established by the Manstricht Treaty of 1992.

                  "Event of Default" has the meaning specified in Section 5.1.

                  "Exchange Rate" shall have the meaning specified as contemplated in Section 3.1.

                  "Exchange Rate Agent" shall have the meaning specified as contemplated in Section 3.1.

                  "Exchange Rate Officer's Certificate", with respect to any date for the payment of principal of (and premium, if any) and interest on any series of Debt Securities, means a certificate setting forth the applicable Exchange Rate and the amounts payable in Dollars and Foreign Currencies in respect of the principal of (and premium, if any) and interest on Debt Securities denominated in Euros, and other composite currency or Foreign Currency, and signed by the Chairman of the Board, a Vice Chairman of the Board, the President, the Treasurer or any Assistant Treasurer of the Company or the Exchange Rate Agent appointed pursuant to Section 3.1, and delivered to the Trustee.

                  "Foreign Currency" means a currency issued by the government of any country other than the United States of America.

                  "Global Exchange Agent" has the meaning specified in Section 3.4.

                  "Global Exchange Date" has the meaning specified in Section
3.4.


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
                  "Global Security" means a Debt Security issued to evidence all or part of a series of Debt Securities in accordance with Section 3.3(c).

                  "Holder", with respect to a Registered Security, means a Person in whose name such Registered Security is registered in the Security Register and, with respect to a Bearer Security or a coupon, means the bearer thereof.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented, amended or restated by or pursuant to one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, shall include the terms of a particular series of Debt Securities established as contemplated by Section 3.1.

                  The term "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                  "Interest Payment Date", with respect to any Debt Security, means the Stated Maturity of an installment of interest on such Debt Security.

                  "Maturity", when used with respect to any Debt Security, means the date on which the principal of such Debt Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be counsel for the Company, or who may be other counsel acceptable to the Trustee, which is delivered to the Trustee.

                  "Original Issue Discount Security" means any Debt Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

                  "Outstanding", when used with respect to Debt Securities means, as of the date of determination, all Debt Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Debt Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Debt Securities or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying

         Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debt Securities and any coupons appertaining thereto; provided, however, that if such Debt Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Debt Securities paid pursuant to Section 3.6 or in exchange for or in lieu of which other Debt Securities have been authenticated and other than any such securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such securities are held by a bona fide purchaser in whose hands such securities are valid obligations of the Company delivered, or which have been paid, pursuant to this Indenture; and

                  (iv) Securities which have been defeased pursuant to Section 15.1;

provided, however, that in determining whether the Holders of the requisite principal amount of Debt Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 5.2, (ii) the principal amount of a Debt Security denominated on one or more Foreign Currencies or currency units shall be the Dollar equivalent, determined in the manner provided as contemplated by Section
3.1 on the date of original issuance of such Debt Security, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent on the date of original issuance of such Debt Security of the amount determined as provided in clause (i) above) of such Debt Security, and (iii) Debt Securities owned by the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon such request, demand, authorization, direction, notice, consent or waiver, only Debt Securities which the Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debt Securities and that the pledgee is not the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Debt Securities on behalf of the Company.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment", when used with respect to the Debt Securities of any series means any place where the principal of (and premium, if any) and interest on the Debt Securities of that series are payable as specified as contemplated by Section 3.1.

                  "Predecessor Security" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security; and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 3.6 in lieu of a lost, destroyed or stolen Debt Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Debt Security.

                  "Principal Subsidiary Bank" means any Subsidiary Bank at the time having total assets as set forth in its most recent statement of condition equal to more than 10% of the total consolidated assets of the Company and its Subsidiaries determined on a consolidated basis from the Company's most recent financial statements filed with the Commission pursuant to the Securities Exchange Act of 1934.

                  "Redemption Date", when used with respect to any Debt Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Debt Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Registered Security" means any Debt Security in the form of Registered Securities established pursuant to Section 2.1 which is registered in the Security Register.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 3.1.

                  "Remarketing Entity", when used with respect to Debt Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity, means any person designated by the Company to purchase any such Debt Securities.

                  "Repayment Date", when used with respect to any Debt Security to be repaid upon exercise of option for repayment by the Holder, means the date fixed for such repayment pursuant to this Indenture.

                  "Repayment Price", when used with respect to any Debt Security to be repaid upon exercise of option for repayment by the Holder, means the price at which it is to be repaid pursuant to this Indenture.

                  "Responsible Officer" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

                  "Stated Maturity", when used with respect to any Debt Security or any installment of interest thereon, means the date specified in such Debt Security or a coupon representing such installment of interest as the fixed date on which the principal of such Debt Security or such installment is due and payable.

                  "Subsidiary" means any corporation more than 50% of the outstanding shares of Voting Stock, except for directors' qualifying shares, of which shall at the time be owned, directly or indirectly, by the Company or by one or more of the Subsidiaries, or by the Company and one or more other Subsidiaries.

                  "Subsidiary Bank" means any commercial bank or trust company organized in the United States under Federal or state law, at least a majority of the shares of the Voting Stock of which shall at the time be owned, directly or indirectly, by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 9.5.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable pro visions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Debt Securities of any series shall mean the Trustee with respect to Debt Securities of that series.

                  "United States" means the United States of America (including the District of Columbia) and its possessions which include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island, and the Northern Mariana Islands.

                  "United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

                  "U.S. Government Obligations" means direct obligations of the United States for the payment of which its full faith and credit is pledged, or obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which in either case are not callable or redeemable at the option of the issuer thereof.

                  "Voting Stock", as applied to the stock (or the equivalent thereof) of any corporation, means stock (or the equivalent thereof) of any class or classes, however designated, having ordinary voting power for the election of a majority of the directors of such corporation, other than stock (or such equivalent) having such power only by reason of the happening of a contingency.

                  SECTION 1.2. Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture (other than the delivery of any Debt Security to the Trustee for authentication pursuant to
Section 3.3), the Company shall furnish to the Trustee, if so requested by the Trustee, an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definition herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 1.3. Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based is erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinions or representations with respect to such matters is erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 1.4. Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If Debt Securities of a series are issuable in whole or in part as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may, alternatively, be embodied in and evidenced by the record of Holders of Debt Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Debt Securities duly called and held in accordance with the provisions of Article Fourteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or the holding by any Person of a Debt Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Debt Securities shall be proved in the manner provided in Section 14.6.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

                  (c) The ownership of Registered Securities shall be proved by the Security Register.


                  (d) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Secu-rities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities in the amount and with the serial numbers therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.

                  (e) The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

                  (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Debt Security shall bind every future holder of the same Debt Security and the Holder of every Debt Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debt Security.

                  (g) For purposes of determining the principal amount of Outstanding Debt Securities of any series of Holders of which are required, requested or permitted to give any request, demand, authorization, direction, notice, consent, waiver or take any other Act under this Indenture, (i) each Original Issue Discount Security shall be deemed to have the principal amount determined by the Trustee that could be declared to be due and payable pursuant to the terms of such Original Issue Discount Security as of the date there is delivered to the Trustee and, where it is hereby expressly required, to the Company, such Act by Holders of the required aggregate principal amount of the Outstanding Debt Securities of such series and (ii) each Debt Security denominated in a Foreign Currency or composite currency shall be deemed to have the principal amount determined by the Exchange Rate Agent by converting the principal amount of such Debt Security in the currency in which such Debt Security is denominated into Dollars at the Exchange Rate as of the date such Act is delivered to the Trustee and, where it is hereby expressly required, to the Company, by Holders of the required aggregate principal amount of the Outstanding Debt Securities of such series (or, if there is no such rate on such date, such rate on the date determined as specified as contemplated in Section 3.1).

                  (h) The Company may set a record date for purposes of determining the identity of Holders of Debt Securities of any series entitled to vote or consent to any action by vote or consent authorized or permitted by
Section 5.12 or Section 5.13. Such record date shall be the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders of such Debt Securities furnished to the Trustee pursuant to Section 7.1 prior to such solicitation.

                  SECTION 1.5. Notices, etc., to Trustee and Company.

                  Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided), if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Global Agency & Trust Services or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Secretary at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

                  SECTION 1.6. Notice to Holders; Waiver.

                  Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and (2) such notice shall be sufficiently given to Holders of Bearer Securities by publication thereof in an Authorized Newspaper in The City of New York and, if the Debt Securities of such series are then listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland and such stock exchange shall so require, in London, and, if the Debt Securities of such series are then listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg and, if the Debt Securities of such series are then listed on any other stock exchange outside the United States and such stock exchange shall so require, in any other required city outside the United States or, if not practicable, in Europe on a Business Day at least twice, the first such publication to be not later than the latest date and not earlier than the earliest date prescribed for the giving of such notice.


                  In case, by reason of the suspension of or irregularities in regular mail service or for any other reason, it shall be impossible or impracticable to mail notice of any event to Holders when said notice is required to be given pursuant to any provision of this Indenture or of the Debt Securities, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice. In any case where notice to Holders of Registered Securities is to be given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the suffi-ciency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice by publication to Holders of Bearer Securities given as provided above.

                  In case, by reason of the suspension of publication of any Authorized Newspaper, or by reason of any other cause, it shall be impossible or impracticable to make publication of any notice to Holders of Bearer Securities as provided above, then such method of publication or notification as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  Any request, demand, authorization, direction, notice, consent, election, waiver or other Act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

                  SECTION 1.7. Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

                  SECTION 1.8. Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 1.9. Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether expressed or not.

                  SECTION 1.10. Separability Clause.

                  In case any provision in this Indenture or in the Debt Securities or coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 1.11. Benefits of Indenture.

                  Nothing in this Indenture or in the Debt Securities or coupons, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying

Agent and the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 1.12. Governing Law.

                  This Indenture and the Debt Securities and coupons shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

                  SECTION 1.13. Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity of any Debt Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Debt Securities or coupons) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity, and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity, as the case may be.

                  SECTION 1.14. Counterparts.

                  This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

                                   ARTICLE TWO

                               DEBT SECURITY FORMS

                  SECTION 2.1. Forms Generally.

                  The Registered Securities, if any, and the Bearer Securities and related coupons, if any, of each series shall be in substantially the form (including temporary or permanent global form) as shall be established in or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Debt Securities or coupons, as evidenced by their signatures on the Debt Securities or coupons. If the form of Debt Securities of any series or coupons (including any such Global Security) is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 or the authentication and delivery of such Debt Securities or coupons.

                  Unless otherwise specified as contemplated by Section 3.1, Debt Securities in bearer form other than Debt Securities in temporary or permanent global form shall have coupons attached.

                  The definitive Debt Securities and coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debt Securities, as evidenced by the execution of such Debt Securities and coupons.

                  SECTION 2.2. Form of Trustee's Certificate of Authentication.

                  The Trustee's certificate of authentication shall be in substantially the following form:

                  This is one of the Debt Securities, of the series designated herein, described in the within-mentioned Indenture.

                                       CITIBANK, N.A.
                                       as Trustee

                                       By _____________________________
                                       Authorized Signatory


                  SECTION 2.3. Debt Securities in Global Form.

                  If Debt Securities of a series are issuable in whole or in part in global form, as specified as contemplated by Section 3.1, then, notwithstanding clause (10) of Section 3.1 and the provisions of Section 3.2, such Global Security shall represent such of the Outstanding Debt Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Debt Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Debt Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amounts of Outstanding Debt Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 3.3 or Section 3.4.

                  The provisions of the last sentence of Section 3.3(g) shall apply to any Debt Securities represented by a Debt Security in global form if such Debt Security was never issued and sold by the Company and the Company delivers to the Trustee the Debt Security in global form together with written instructions (which need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel) with respect to the reduction in the principal amount of

Debt Securities represented thereby, together with the written statement contemplated by the last sentence of Section 3.3(g).

                  Global Securities may be issued in either registered or bearer form and in either temporary or permanent global form.

                                  ARTICLE THREE

                               THE DEBT SECURITIES

                  SECTION 3.1. Amount Unlimited; Issuance in Series.

                  The aggregate principal amount of Debt Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Debt Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series:

                  (1) the title of the Debt Securities of the series (which shall distinguish the Debt Securities of the series from all other Debt Securities);

                  (2) the limit, if any, upon the aggregate principal amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to Section 3.4, 3.5, 3.6, 9.6, 11.7 or 13.3 and except for any Debt Securities which, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder);

                  (3) the date or dates on which the principal and premium, if any, of the Debt Securities of the series are payable;

                  (4) the rate or rates, if any, at which the Debt Securities of the series shall bear interest, or the method or methods by which such rate or rates may be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable, the Regular Record Date for the interest payable on any Registered Security on any Interest Payment Date and the circumstances, if any, in which the Company may defer interest payments;

                  (5) the place or places where, subject to the provisions of
         Section 10.2, the principal of (and premium, if any) and interest on Debt Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Debt Securities of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Debt Securities of the series and this

         Indenture may be served and where notices to Holders pursuant to
         Section 1.6 will be published;

                  (6) if applicable, the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which Debt Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                  (7) the obligation, if any, of the Company to redeem, repay or purchase Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Debt Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

                  (8) whether Debt Securities of the series are to be issuable as Registered Securities, Bearer Securities or both, whether Debt Securities of the series are to be issuable with or without coupons or both and, in the case of Bearer Securities, the date as of which such Bearer Securities shall be dated if other than the date of original issuance of the first Debt Security of such series of like tenor and term to be issued;

                  (9) whether the Debt Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities and, in such case, the Depositary and Global Exchange Agent for such Global Security or Securities, whether such global form shall be permanent or temporary and, if applicable, the Global Exchange Date;

                  (10) if Debt Securities of the series are to be issuable initially in the form of a temporary Global Security, the circumstances under which the temporary Global Security can be exchanged for definitive Debt Securities and whether the definitive Debt Securities will be Registered and/or Bearer Securities and will be in global form and whether interest in respect of any portion of such Global Security payable in respect of an Interest Payment Date prior to the Global Exchange Date shall be paid to any clearing organization with respect to a portion of such Global Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date if other than as provided in this Article Three;

                  (11) whether, and under what conditions, additional amounts will be payable to Holders of Debt Securities of the series pursuant to
         Section 10.6;

                  (12) the denominations in which any Registered Securities of the series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which any Bearer Securities of such series shall be issuable, if other than the denomination of $5,000;

                  (13) if other than the principal amount thereof, the portion of the principal amount of Debt Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2;

                  (14) the currency or currencies of denomination of the Debt Securities of any series, which may be in Dollars, any Foreign Currency or any composite currency, including but not limited to the Euro, and, if any such currency of denomination is a composite currency other than the Euro, the agency or organization, if any, responsible for overseeing such composite currency;

                  (15) the currency or currencies in which payment of the principal of (and premium, if any) and interest on the Debt Securities will be made, the currency or currencies, if any, in which payment of the principal of (and premium, if any) or the interest on Registered Securities, at the election of each of the Holders thereof, may also be payable and the periods within which and the terms and conditions upon which such election is to be made and the Exchange Rate and Exchange Rate Agent;

                  (16) if the amount of payments of principal of (and premium, if any) or interest on the Debt Securities of the series may be determined with reference to an index based on a currency or currencies other than that in which the Debt Securities are denominated or designated to be payable, the manner in which such amounts shall be determined;

                  (17) if payments of principal of (and premium, if any) or interest on the Debt Securities of the series are to be made in a Foreign Currency other than the currency in which such Debt Securities are denominated, the manner in which the Exchange Rate with respect to such payments shall be determined or if the Exchange Rate is to be determined otherwise than as provided in Section 1.1;

                  (18) any Events of Default with respect to Debt Securities of such series, if not set forth herein;

                  (19) any other covenant or warranty included for the benefit of the Debt Securities of the series in addition to (and not inconsistent with) those set forth herein for the benefit of Debt Securities of all series, or any other covenant or warranty included for the benefit of Debt Securities of the series in lieu of any covenant or warranty set forth herein for the benefit of Debt Securities of all series, or any provision that any covenant or warranty set forth herein for the benefit of Debt Securities of all series shall not be for the benefit of Debt Securities of such series, or any combination of such covenants, warranties or provisions and the applicability, if any, of the provisions of Section 10.8 to such covenants and warranties;

                  (20) the terms and conditions, if any, pursuant to which the Company's obligations under this Indenture may be terminated through the deposit of money or Eligible Instruments as provided in Articles Four and Fifteen;

                  (21) the Person or Persons who shall be Security Registrar for the Debt Securities of such series if other than the Trustee, and the place or places where the Security Register for such series shall be maintained and the Person or Persons who will be the initial Paying Agent or Agents, if other than the Trustee; and

                  (22) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

                  All Debt Securities of any one series and the coupons appertaining to Bearer Securities of such series, if any, shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

                  Debt Securities of any particular series may be issued at various times, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable and with different Redemption or Repayment Dates and may be denominated in different currencies or payable in different currencies.

                  If any of the terms of a series of Debt Securities are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

                  SECTION 3.2. Denominations.

                  Debt Securities of each series shall be issuable in such form and denominations as shall be specified in the form of Debt Security for such series approved or established pursuant to Section 2.1 or in the Officers' Certificate delivered pursuant to Section 3.1. In the absence of any specification with respect to the Debt Securities of any series, the Registered Securities of such series, if any, shall be issuable in denominations of $1,000 and any integral multiple thereof and the Bearer Securities of such series, if any, shall be issuable in the denominations of $5,000.

                  SECTION 3.3. Execution, Authentication, Delivery and Dating.

                  (a) The Debt Securities shall be executed on behalf of the Company by its Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by its Treasurer or one of its Assistant Treasurers or its Secretary or one of its Assistant Secretaries under its corporate seal reproduced thereon. The signature of any of these officers on the Debt Securities may be manual or facsimile. Coupons shall bear the facsimile signature of an authorized officer of the Company.

                  Debt Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debt Securities or coupons of any series or did not hold such offices at the date of such Debt Securities or coupons.

                  (b) At any time and from time to time after the execution and delivery of this Indenture, Debt Securities of any series may be executed by the Company and delivered to the Trustee for authentication, and, except as otherwise provided in this Article Three, shall thereupon be authenticated and delivered by the Trustee upon Company Order, without any further action by the Company; provided, however, that, in connection with its original issuance or any sale during the "restricted period" as defined in Section 1.163-5(c)(2)(i)(b)(7) of the U.S. Treasury Regulations, a Bearer Security may be delivered only outside the United States and, except in the case of a temporary Global Security, only if the Company or its agent shall have received the certification required pursuant to Sections 3.4(b)(iii) and (iv), unless such certification shall have been provided earlier pursuant to section 3.4(b)(v) hereof, and only if the Company has no reason to know that such certification is false.

                  To the extent authorized in or pursuant to a Board Resolution and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, such written Company Order may be given by any one officer or employee of the Company, may be electronically transmitted, and may provide instructions as to registration of holders, principal amounts, rates of interest, maturity dates and other matters contemplated by such Board Resolution and Officers' Certificate or supplemental indenture to be so instructed in respect thereof. Before authorizing and delivering the first Debt Securities of any series (and upon request of the Trustee thereafter), the Company shall deliver to the Trustee (i) the certificates called for under Sections 2.1 and 3.1 hereof and (ii) an Opinion of Counsel described in the next sentence.

                  In authenticating such Debt Securities, and accepting the additional responsibilities under this Indenture in relation to any Debt Securities, the Trustee shall be entitled to receive, prior to the initial authentication of such Debt Securities, and (subject to Section 6.1) shall be fully protected in relying upon:

                  (i) a Board Resolution relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution certified by the Secretary or an Assistant Secretary of the Company;

                  (ii) an executed supplemental indenture, if any, relating thereto;

                  (iii) an Officers' Certificate setting forth the form and terms of the Debt Securities of such series and coupons, if any, pursuant to Sections 2.1 and 3.1 and stating that all conditions precedent provided for in this Indenture relating to the issuance of such Debt Securities have been complied with; and

                  (iv) an Opinion of Counsel stating

                           (A) that the form of such Debt Securities and
                  coupons, if any, has been established in or pursuant to a Board Resolution or by a supplemental indenture as permitted by Section 2.1 in conformity with the provisions of this Indenture;

                           (B) that the terms of such Debt Securities and
                  coupons, if any, have been established in or pursuant to a Board Resolution or by a supplemental indenture as permitted by Section 3.1 in conformity with the provisions of this Indenture; and

                           (C) that such Debt Securities and coupons, if any,
                  when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and the application of general principles of equity and except further as enforcement thereof may be limited by (i) requirements that a claim with respect to any Debt Securities denominated other than in Dollars (or a Foreign Currency or currency unit judgment in respect of such claim) be converted into Dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or
                  (ii) governmental authority to limit, delay or prohibit the making of payments in Foreign Currencies or currency units or payments outside the United States.

                           (D) that all laws and requirements in respect of the
                  execution and delivery by the Company of such Debt Securities have been complied with.

                  (c) If the Company shall establish pursuant to Section 3.1 that the Debt Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Global Securities in permanent or temporary form that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of the Outstanding Debt Securities of such series to be represented by one or more Global Securities, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions.

                  (d) The Trustee shall have the right to decline to authenticate and deliver any Debt Securities under this Section 3.3 if the issuance of such Debt Securities will adversely affect the Trustee's own rights, duties or immunities under the Debt Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  (e) If all the Debt Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel at the time of issuance of each Debt Security, but such Opinion of Counsel, with appropriate modifications, may instead be delivered at or prior to the time of the first issuance of Debt Securities of such series.

                  (f) Each Registered Security shall be dated the date of its authentication. Each Bearer Security shall be dated as of the date specified as contemplated by Section 3.1.

                  (g) No Debt Security or coupon attached thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Debt Security a certificate of authentication substantially in the form provided for herein executed by the Trustee, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been duly authenticated and delivered hereunder. Except as permitted by Section 3.6, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled. Notwithstanding the foregoing, if any Debt Security or portion thereof shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Debt Security to the Trustee for cancellation as provided in Section 3.9 together with a written statement (which need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel) stating that such Debt Security or portion thereof has never been issued and sold by the Company, for all purposes of this Indenture such Debt Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                  (h) Each Depositary designated pursuant to Section 3.1 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

                  SECTION 3.4. Temporary Debt Securities.

                  (a) Pending the preparation of definitive Debt Securities of any series, the Company may execute, and upon receipt of documents required by Sections 3.1 and 3.3, together with a Company Order, the Trustee shall authenticate and deliver, temporary Debt Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor and terms of the definitive Debt Securities in lieu of which they are issued in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debt Securities may determine, as evidenced by their signatures on such Debt Securities. In the case of Debt Securities of any series issuable as Bearer Securities, such temporary Debt Securities may be in global form, representing all or any part of the Outstanding Debt Securities of such series.

                  (b) Unless otherwise provided pursuant to Section 3.1:

                  (i) Except in the case of temporary Debt Securities in global form, if temporary Debt Securities of any series are issued, the Company will cause definitive Debt Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Debt Securities of such series, the related temporary Debt Securities shall be exchangeable for such definitive Debt Securities upon surrender of the temporary Debt Securities of such series at the office or agency of the Company in the Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debt Securities of any series (accompanied, if applicable, by all un-matured coupons and all matured coupons in default appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debt Securities of the same series of like tenor and terms and of authorized denominations; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided, further, that a Bearer Security shall be delivered in exchange for a Bearer Security only in compliance with the conditions set forth in Section 3.5. Until so exchanged, the temporary Registered Securities of any series shall in all respects be entitled to the same benefits under this Indenture as defined Registered Securities of such series.

                  (ii) If Debt Securities of any series are issued in temporary global form, any such temporary Global Security shall, unless otherwise provided pursuant to section 3.1, to be delivered to the Depositary for the benefit of Euroclear and CEDEL S.A., for credit to the respective accounts of the beneficial owners of such Debt Securities (or to such other accounts as they may direct).

                  (iii) Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary Global Security (the "Global Exchange Date"), the Company shall deliver definitive Debt Securities to the Trustee or the agent appointed by the Company pursuant to Section 3.1 to effect the exchange of the temporary Global Security for definitive Debt Securities (the "Global Exchange Agent"), in an aggregate principal amount equal to the principal amount of such temporary Global Security, executed by the Company. On or after the Global Exchange Date, such temporary Global Security shall be surrendered by the Depositary to the Global Exchange Agent, to be exchanged, in whole or from time to time in part, for definitive Debt Securities without charge and the Trustee or the Global Exchange Agent, if authorized by the Trustee pursuant to
         Section 6.14, shall authenticate and deliver, in exchange for each portion of such temporary Global Security, an equal aggregate principal amount of definitive Debt Securities of the same series of authorized denominations and of like tenor and terms as the portion of such temporary Global Security to be exchanged. Upon any exchange of a part of such temporary Global Security for definitive Debt Securities, the portion of the principal amount and any interest thereon so exchanged shall be endorsed by the Global Exchange Agent on a schedule to such temporary Global Security, whereupon the principal amount and interest payable with respect to such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed. The definitive Debt Securities to be delivered in exchange for any such temporary Global Security shall be in bearer form, registered form, global registered form or global bearer form, or any combination thereof, as specified as contemplated by Section 3.1, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, in the case of the exchange of the temporary Global Security for definitive Bearer Securities (including a definitive Global Bearer Security), upon such presentation by the Depositary, such temporary Global Security shall be accompanied by a certificate signed by Euroclear as to the portion of such temporary Global Security held for its account then to be exchanged and a certificate signed by CEDEL S.A. as to the portion of such temporary Global Security held for its account then to be exchanged, each in the form set forth in Exhibit B to this Indenture, unless such certificate(s) shall have been provided earlier pursuant to section 3.4(b)(v) hereof; and provided, further, that definitive Bearer Securities (including a definitive Global Bearer Security) shall be delivered in exchange for a portion of a temporary Global Security only in compliance with the requirements of Section 3.3.

                  (iv) The interest of a beneficial owner of Debt Securities of a series in a temporary Global Security shall be exchanged for definitive Debt Securities of the same series and of like tenor and terms following the Global Exchange Date when the account holder instructs Euroclear or CEDEL S.A., as the case may be, to request such exchange on such account holder's behalf and, in the case of the exchange of the temporary Global Security for definitive Bearer Securities (including a definitive Global Bearer Security), unless such certificate(s) shall have been provided earlier pursuant to Section 3.4(b)(v) hereof, the account holder delivers to Euroclear or CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit A-1 and, if applicable, A-2 to this Indenture, dated no earlier than 15 days prior to the Global Exchange Date, copies of which certificate shall be available from the offices of Euroclear and CEDEL S.A., the Global Exchange Agent, any authenticating agent appointed for such series of Debt Securities and each Paying Agent. Unless otherwise specified in such temporary Global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary Global Security, except that a Person receiving definitive Debt Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Debt Securities in person at the offices of Euroclear and CEDEL S.A. Definitive Debt Securities in bearer form to be delivered in exchange for any portion of a temporary Global Security shall be delivered only outside the United States.

                  (v) Until exchanged in full as hereinabove provided, the temporary Debt Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of the same series and of like tenor and terms authenticated and delivered hereunder, except that interest payable on a temporary Global Security on an Interest Payment Date shall be payable to Euroclear and CEDEL S.A. on such Interest Payment Date only if there has been delivery by Euroclear and CEDEL S.A. to the Global Exchange Agent of a certificate or certificates in the form set forth in Exhibit B to this Indenture dated no earlier than the first Interest Payment Date, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary Global Security on such Interest Payment Date and who have each delivered to Euroclear or CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit A-1 and, if applicable, A-2 to this Indenture dated no earlier than the first Interest Payment Date. Any interest so received by Euroclear and CEDEL S.A. and not paid as herein provided prior to the Global Exchange Date shall be returned to the Global Exchange Agent which, upon expiration of two years after such Interest Payment Date, shall repay such interest to the Company in accordance with Section 10.3.

                  SECTION 3.5. Registration; Registration of Transfer and Exchange.

                  The Company shall cause to be kept at one of the offices or agencies to be maintained by the Company in accordance with the provisions of this Section 3.5 and Section 10.2, with respect to the Debt Securities of each series which are Registered Securities, a register (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. Pursuant to Section 3.1, the Company shall appoint, with respect to Debt Securities of each series which are Registered Securities, a "Security Registrar" for the purpose of registering such Debt Securities and transfers and exchanges of such Debt Securities as herein provided.

                  Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denomination or denominations, of like tenor and terms and aggregate principal amount.

                  At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of any authorized denomination or denominations, of like tenor and terms and aggregate principal amount, and of a like Stated Maturity upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are surrendered for exchange, the Company shall execute and the Trustee shall make available for delivery, the Registered Securities which the Holder is entitled to receive. Bearer Securities may not be delivered in exchange for Registered Securities.

                  If Debt Securities of any series are issuable as both Registered Securities and Bearer Securities then, at the option of the Holder and upon request conferred in writing, Registered Securities or Bearer Securities of any series may be issued in exchange for Bearer Securities (except as otherwise specified as contemplated by Section 3.1 with respect to a Bearer Security in global form) of the same series, of any authorized denominations and of like tenor and terms, aggregate principal amount and of a like Stated Maturity, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 10.2, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Se-curity of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor and terms after the close of business at such office or agency of (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date of payment, as the case may be and interest will not be payable in respect of the Registered Security issued in exchange for such Bearer Security but will be payable only to the Holder of such coupon when due in accordance with the terms of this Indenture. The Company shall execute, and the Trustee shall authenticate and make available for delivery, the Registered Security or Securities which the Holder making the exchange is entitled to receive.

                  Whenever any Debt Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debt Securities which the Holder making the exchange is entitled to receive.

                  If at any time the Depositary for the Debt Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Debt Securities of such series or if at any time the Depositary for the Debt Securities of such series shall no longer be eligible under Section 3.3(h), the Company shall appoint a successor Depositary with respect to the Debt Securities of such series. If a successor Depositary for the Debt Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 3.1(9) shall no longer be effective with respect to the Debt Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Debt Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

                  The Company may at any time and in its sole discretion determine that the Debt Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Debt Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

                  If specified by the Company pursuant to Section 3.1 with respect to a series of Debt Securities, the Depositary for such series of Debt Securities may surrender a Global Security for such series of Debt Securities in exchange in whole or in part for Debt Securities of such series of like tenor and terms and in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without charge to any Holder,

                       (a) to each Person specified by such Depositary a new Debt Security or Securities of the same series, of like tenor and terms and of any authorized denominations as requested by such person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

                       (b) to such Depositary a new Global Security of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Debt Securities delivered to Holders thereof.

                  In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver Debt Securities (a) in definitive registered form in authorized denominations, if the Debt Securities of such series are issuable as Registered Securities, (b) in definitive bearer form in authorized denominations, with coupons attached, if the Debt Securities of such series are issuable as Bearer Securities or (c) as either Registered or Bearer Securities, as shall be specified by the beneficial owner thereof, if the Debt Securities of such series are issuable in either form; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security unless the Company or its agent shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Exhibit A-1 and, if applicable, A-2 hereto; and provided further that delivery of a Bearer Security shall occur only outside the United States; and provided further that no definitive Bearer Security will be issued if the Company has reason to know that any such certificate is false.

                  Upon the exchange of a Global Security for Debt Securities in definitive form, such Global Security shall be cancelled by the Trustee. Registered Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Registered Securities to the persons in whose names such Debt Securities are so registered. The Trustee shall deliver Bearer Securities issued in exchange for a Global Security pursuant to this Section to the persons, and in such authorized denominations, as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security unless the Company or its agent shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Exhibit A-1 and, if applicable, A-2 hereto; and provided further that delivery of a Bearer Security shall occur only outside the United States; and provided further that no definitive Bearer Security will be issued if the Company has reason to know that any such certificate is false.

                  All Debt Securities issued upon any registration of transfer or exchange of Debt Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities surrendered upon such registration of transfer or exchange.

                  Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Security Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed, by the Holder thereof or such Holder's attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Debt Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, registration of transfer or exchange of Debt Securities, other than exchanges expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to the Holders.

                  The Company shall not be required (i) to issue, register the transfer of or exchange Debt Securities of any particular series to be redeemed for a period of fifteen days preceding the first publication of the relevant notice of redemption or, if Registered Securities are outstanding and there is no publication, the mailing of the relevant notice of redemption of Debt Securities of such series selected for redemption under Section 11.3 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of such Registered Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of like tenor and terms of that series, provided that such Registered Security shall be simultaneously surrendered for redemption.

                  Notwithstanding anything herein to the contrary, the exchange of Bearer Securities into Registered Securities shall be subject to applicable laws and regulations in effect at the time of exchange; neither the Company, the Trustee nor the Security Registrar shall exchange any Bearer Securities into Registered Securities if it has received an Opinion of Counsel that as a result of such exchanges the Company would suffer adverse consequences under the United States Federal income tax laws and regulations then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such exchanges thereafter unless and until the Trustee receives a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Orders to the Security Registrar.

                  SECTION 3.6. Mutilated, Destroyed, Lost and Stolen Debt Securities.

                  If (i) any mutilated Debt Security or a Bearer Security with a mutilated coupon appertaining to it is surrendered to a Paying Agent outside the United States designated by the Company, or, in the case of any Registered Security, to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debt Security or coupon, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company and the Trustee that such Debt Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Debt Security or Bearer Security with a mutilated coupon appertaining to it or to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen) or in lieu of any such destroyed, lost or stolen Debt Security, a new Debt Security of like tenor and terms and principal amount, bearing a number not contemporaneously outstanding, with coupons corresponding to the coupon, if any, appertaining to such destroyed, lost or stolen Debt Security or to the Debt Security to which such destroyed, lost or stolen coupon appertains; provided, however, that any such new Bearer Security will be delivered only in compliance with the conditions set forth in Section 3.5.

                  In case any such mutilated, destroyed, lost or stolen Debt Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debt Security, pay such Debt Security or coupon; provided, however, that payment of principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in Section 10.2, be payable only at an office or agency located outside the United States; and provided, further, that, with respect to any such coupons, interest represented thereby (but not any additional amounts payable as provided in Section 10.6), shall be payable only upon presentation and surrender of the coupons appertaining thereto.

                  Upon the issuance of any new Debt Security or coupons under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and printing expenses) connected therewith.

                  Every new Debt Security of any series, with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Debt Security, or in exchange for a Bearer Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and any such new Debt Security and coupons, if any, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of that series and their coupons, if any, duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities or coupons.

                  SECTION 3.7. Payment of Interest; Interest Rights Preserved.

                  Except as otherwise provided pursuant to Section 3.1, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture. At the option of the Company, payment of interest on any Registered Security may be made by check in the currency designated for such payment pursuant to the terms of such Registered Security mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account in such currency designated by such Person in writing not later than ten days prior to the date of such payment.

                  Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of his having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money and/or, to the extent such Debt Securities are denominated and payable in Dollars only, Eligible Instruments the payments of principal and interest on which when due (and without reinvestment and providing no tax liability will be imposed upon the Trustee or the Holder of such Registered Securities) will provide money in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money and/or Eligible Instruments when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date. Unless the Trustee is acting as the Security Registrar, promptly after such Special Record Date, the Company shall furnish the Trustee with a list, or shall make arrangements satisfactory to the Trustee with respect thereto, of the names and addresses of, and principal amounts of Registered Securities of such series held by, the Holders appearing on the Security Register at the close of business on such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

                  (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Registered Securities may be listed, and upon such notice as maybe required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Debt Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debt Security.

                  Subject to the limitations set forth in Section 10.2, the Holder of any coupon appertaining to a Bearer Security shall be entitled to receive the interest payable on such coupon upon presentation and surrender of such coupon on or after the Interest Payment Date of such coupon at an office or agency maintained for such purpose pursuant to Section 10.2.

                  SECTION 3.8. Persons Deemed Owners.

                  Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or of the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.7) interest on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Bearer Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or coupon be over-due, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                  SECTION 3.9. Cancellation.

                  Unless otherwise provided with respect to a series of Debt Securities, all Debt Securities and coupons surrendered for payment, redemption, repayment, transfer, exchange or credit against any sinking fund payment pursuant to this Indenture, shall, if surrendered to the Company or any agent of the Company, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Debt Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debt Securities so delivered shall be promptly cancelled by the Trustee. No Debt Securities shall be authenticated in lieu of or in exchange for any Debt Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Debt Securities and coupons held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless by a Company Order the Company shall direct that the cancelled Debt Securities or coupons be returned to it.

                  SECTION 3.10. Computation of Interest.

                  Except as otherwise specified as contemplated by Section 3.1 for Debt Securities of any series, interest on the Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                  SECTION 3.11. Certification by a Person Entitled to Delivery of a Bearer Security.

                  Whenever any provision of this Indenture or a Debt Security contemplates that certification by given by a Person entitled to delivery of a Bearer Security, such certification shall be provided substantially in the form of Exhibit A-1 and, if applicable, A-2 hereto, with only such changes as shall be approved by the Company and consented to by the Trustee whose consent shall not unreasonably be withheld.

                  SECTION 3.12. Judgments.

                  The Company may provide, pursuant to Section 3.1, for the Debt Securities of any series that, to the fullest extent possible under applicable law and except as may otherwise be specified as contemplated in Section 3.1, (a) the obligation, if any, of the Company to pay the principal of (and premium, if any) and interest on the Debt Securities of any series and any appurtenant coupons in a Foreign Currency, composite currency or Dollars (the "Designated Currency") as may be specified pursuant to Section 3.1 is of the essence and agrees that judgments in respect of such Debt Securities shall be given in the Designated Currency; (b) the obligation of the Company to make payments in the Designated Currency of the principal of (and premium, if any) and interest on such Debt Securities and any appurtenant coupons shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Designated Currency that the Holder receiving such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and cost of exchange) in the country of issue of the Designated Currency in the case of Foreign Currency or Dollars or in the international banking community in the case of a composite currency on the Business Day immediately following the day on which such Holder receives such payment; (c) if the amount in the Designated Currency that may be so purchased for any reason falls short of the amount originally due, the Company shall pay such additional amounts as may be necessary to compensate for such shortfall; and (d) any obligation of the Company not discharged by such payment shall be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.

                  SECTION 3.13. CUSIP Numbers.

                  The Company in issuing the Debt Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debt Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debt Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

                  SECTION 4.1. Satisfaction and Discharge of Indenture.

                  This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Debt Securities herein expressly provided for and rights to receive payments of principal and interest thereon and any right to receive additional amounts, as provided in Section 10.6) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

                  (1) either

                           (A) all Debt Securities theretofore authenticated and
                  delivered and all coupons appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered in exchange for Registered Securities and maturing after such exchange, surrender of which is not required or has been waived as provided in

                  Section 3.5, (ii) Debt Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, (iii) coupons appertaining to Bearer Securities called for redemption or surrendered for repayment and maturing after the relevant Redemption Date or Repayment Date, as appropriate, surrender of which has been waived as provided in Section 11.6 or 13.3 and (iv) Debt Securities and coupons for whose payment money and/or Eligible Instruments have theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee cancelled or for cancellation; or

                           (B) all such Debt Securities not theretofore
                  delivered to the Trustee for cancellation

                  (i) have become due and payable, or

                  (ii) will become due and payable at their Stated Maturity within one year, or

                  (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice by the Trustee in the name, and at the expense, of the Company.

and the Company, in the case of (B)(i), (B)(ii) or (B)(iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money and/or, to the extent such Debt Securities are denominated and payable in Dollars only, Eligible Instruments the payments of principal and interest on which when due (and without reinvestment and providing no tax liability will be imposed upon the Trustee or the Holders of Debt Securities) will provide money in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be sufficient to pay and discharge the entire indebtedness on such Debt Securities and coupons of such series for principal (and premium, if any) and interest, and any mandatory sinking fund, repayment or analogous payments thereon, on the scheduled due dates therefor to the date of such deposit (in the case of Debt Securities and coupons which have become due and payable) or to the Stated Maturity or Redemption Date, if any, and all Repayment Dates (in the case of Debt Securities repayable at the option of the Holders thereof); provided, however, that in the event a petition for relief under the Bankruptcy Reform Act of 1978 or a successor statute is filed with respect to the Company within 91 days after the deposit, the obligations of the Company under the Indenture with respect to the Debt Securities of such series shall not be deemed terminated or discharged, and in such event the Trustee shall be required to return the deposited money and Eligible Instruments to the Company.

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with, and

                  (4) in the case of a deposit and discharge pursuant to subclause (B) of clause (1) of this Section the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Company has received from or there has been published by the Internal Revenue Service a ruling to the effect that Holders of the Debt Securities of the series will not recognize income, gain or loss for U.S. Federal income tax purposes as a result of such deposit and discharge.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7 and, if money or Eligible Instruments shall have been deposited with the Trustee pursuant to Subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

                  SECTION 4.2. Application of Trust Money and Eligible Instruments.

                  Subject to the provisions of the last paragraph of Section 10.3, all money and Eligible Instruments deposited with the Trustee pursuant to
Section 4.1, 4.3 or 15.1 shall be held in trust and such money and the principal and interest received on such Eligible Instruments shall be applied by it, in accordance with the provisions of the Debt Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money or Eligible Instruments have been deposited with the Trustee.

                  SECTION 4.3. Satisfaction, Discharge and Defeasance of Debt Securities of any Series.

                  If this Section 4.3 is specified, as contemplated by Section 3.1, to be applicable to Debt Securities of any series, then, notwithstanding
Section 4.1, (i) the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Debt Securities of any such series and related coupons; (ii) the provisions of this Indenture as it relates to such Outstanding Debt Securities and related coupons shall no longer be in effect (except as to the rights of Holders of Debt Securities to receive, from the trust fund described in subparagraph (1) below, payment of (x) the principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest on such Debt Securities and related coupons on the Stated Maturity of such principal (and premium, if any) or installment of principal (and premium, if any) or interest or (y) any mandatory sinking fund payments or analogous payments applicable to the Debt Securities of that series on that day on which such payments are due and payable in accordance with the terms of this Indenture and of such Debt Securities, the Company's obligations with respect to such Debt Securities under Sections 3.4, 3.5, 3.6, 10.2, 10.3 and 10.6 and the rights, powers, trusts, duties and immunities of the Trustee hereunder, including those under Section 6.7 hereof); and (iii) the Trustee, at the expense of the Company, shall, upon Company Order, execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when

                  (1) either

                           (A) with respect to all Outstanding Debt Securities
                  of such series and related coupons, with reference to this
                  Section 4.3, the Company has deposited or caused to be deposited with the Trustee irrevocably, as trust funds in trust, money and/or, to the extent such Debt Securities are denominated and payable in Dollars only, Eligible Instruments the payments of principal and interest on which when due (and without reinvestment and providing no tax liability will be imposed upon the Trustee or the Holders of such Debt Securities) will provide money in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be sufficient to pay and discharge (i) the principal of (and premium, if any) and interest on the Outstanding Debt Securities of that series and related coupons on the Stated Maturity of such principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to Debt Securities of such series on the date on which such payments are due and payable in accordance with the terms of this Indenture and of such Debt Securities; or

                           (B) the Company has properly fulfilled such other
                  means of satisfaction and discharge as is specified, as contemplated by Section 3.1, to be applicable to the Debt Securities of such series;

                  (2) the Company has paid or caused to be paid all sums payable with respect to the Outstanding Debt Securities of such series and related coupons;

                  (3) such deposit will not result in a breach of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                  (4) no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Debt Securities of such series shall have occurred and be continuing on the date of such deposit and no Event of Default under
         Section 5.1(6) or Section 5.1(7) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 5.1(6) or Section 5.1(7) shall have occurred and be continuing on the 91st day after such date;

                  (5) the Company has delivered to the Trustee an Opinion of Counsel to the effect that (a) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (b) since the date of this Indenture there has been a change in applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of Debt Securities and related coupons of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred;

                  (6) if the Debt Securities of that series are then listed on any domestic or foreign securities exchange, the Company shall have delivered to the Trustee an Opinion of

Counsel to the effect that such deposit, defeasance and discharge will not cause such Debt Securities to be delisted; and

                  (7) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness of all Outstanding Debt Securities and related coupons have been complied with.

                  Any deposits with the Trustee referred to in Section 4.3(1)(A) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. If any Outstanding Debt Securities of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow or trust agreement shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

                  Upon the satisfaction of the conditions set forth in this
Section 4.3 with respect to all the Outstanding Debt Securities of any series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company; provided that the Company shall not be discharged from any payment obligations in respect of Debt Securities of such series which are deemed not to be Outstanding under clause (iii) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law.

                  Notwithstanding the cessation, termination and discharge of all obligations, covenants and agreements (except as provided above in this Section 4.3) of the Company under this Indenture with respect to any series of Debt Securities, the obligations of the Company to the Trustee under Section 6.7, and the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3, shall survive with respect to such series of Debt Securities.

                                  ARTICLE FIVE

                                    REMEDIES

                  SECTION 5.1. Events of Default.

                  "Event of Default", wherever used herein with respect to Debt Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) [default in the payment of principal of or premium, if any, on any Debt of such series Security when due; or]

                  (2) [default for 30 days in the payment of interest, if any, on the Debt Security of such series or related coupon, if any, when due; or]

                  (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Debt Security of such series; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of Debt Securities of a series other than such series), and continuance of such default or breach for a period of 30 days after there as been given by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Debt Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) the failure of the Company, subject to the provisions of
         Section 10.8, to observe and perform the covenants contained in Section 10.5; or

                  (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (7) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  (8) any other Event of Default, if any, provided with respect to Debt Securities of such series specified as contemplated by Section 3.1.

                  SECTION 5.2. Acceleration of Maturity; Rescission and
Annulment.

                  If an Event of Default with respect to Debt Securities of any series at the time Outstanding occurs and its continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of Outstanding Debt Securities of such series may declare the principal amount (or, if the Debt Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of and all accrued but unpaid interest on all the Debt Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by such Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

                  At any time after such a declaration of acceleration with respect to Debt Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue installments of interest on all Debt
                  Securities of such series and any related coupons,

                           (B) the principal of (and premium, if any, on) any
                  Debt Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Debt Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue installments of interest on each Debt Security and any related coupons at the rate or rates prescribed therefor in such Debt Securities, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expense, disbursements and advances of the Trustee, its agents and counsel;

                  and

                  (2) all Events of Default with respect to Debt Securities of such series, other than the non-payment of the principal of Debt Securities of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 5.13.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee.

The Company covenants that if:

                  (1) default is made in the payment of any installment of interest on any Debt Security or any related coupon when such interest becomes due and payable and such default continues for a period of 30 days,

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Debt Security at the Maturity thereof, or

                  (3) default is made on any sinking fund payment or analogous obligation when the same becomes due pursuant to the terms of the Debt Securities or any series,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Debt Securities and coupons, the amount then due and payable on such Debt Securities and coupons for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal (and premium, if any) and, upon overdue installments of interest, at the rate or rates prescribed therefor in such Debt Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment of final decree, and may enforce the same against the Company or any other obligor upon such Debt Securities and coupons and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Debt Securities and coupons, wherever situated.

                  If a Default with respect to Debt Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debt Securities of such series and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  SECTION 5.4. Trustee May File Proofs of Claim.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the Federal bankruptcy laws as now or hereafter constituted, relative to the Company or any other obligor upon the Debt Securities of a particular series or any related coupons or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Debt Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceedings or otherwise,

                  (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Debt Securities of such series and any appurtenant coupons, to file such other papers or documents as may be necessary or advisable and to take any and all other actions under the Trust Indenture Act in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, custodian, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities or coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 5.5. Trustee May Enforce Claims without Possession of Debt Securities or Coupons.

                  All rights of action and claims under this Indenture or the Debt Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Debt Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debt Securities and coupons in respect of which such judgment has been recovered.

                  SECTION 5.6. Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, upon presentation of the Debt Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                           FIRST: To the payment of all amounts due the Trustee under Section 6.7;

                           SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Debt Securities and any coupons, in respect of which or for the benefit of which such money has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Debt Securities and any coupons for principal (and premium, if any) and interest, respectively. The Holders of each series of Debt Securities denominated in Euros, any other composite currency or a Foreign Currency and any matured coupons relating thereto shall be entitled to receive a ratable portion of the amount determined by the Exchange Rate Agent by converting the principal amount Outstanding of such series of Debt Securities and matured but unpaid interest on such series of Debt Securities in the currency in which such series of Debt Securities is denominated into Dollars at the Exchange Rate as of the date of declaration of acceleration of the Maturity of the Debt Securities; and

                           THIRD: The balance, if any, to the Person or Persons entitled thereto.

                  SECTION 5.7. Limitation on Suits.

                  No Holder of any Debt Securities of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Default with respect to the Debt Securities of such series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Debt Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debt Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

                  SECTION 5.8. Unconditional Right of Holders to Receive Principal, Premium and Interest.

                  Notwithstanding any other provision in this Indenture, the Holder of any Debt Security or coupon shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Section 3.7) interest on such Debt Security or payment of such coupon on the respective Stated Maturity or Maturities expressed in such Debt Security or coupon (or, in the case of redemption or repayment, on the Redemption Date or the Repayment Date, as the case may be) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

                  SECTION 5.9. Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceedings to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 5.10. Rights and Remedies Cumulative.

                  Except as otherwise provided in Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.11. Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Debt Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 5.12. Control by Holders of Debt Securities.

                  The Holders of a majority in principal amount of the Outstanding Debt Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Debt Securities of such series, provided, that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (2) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be unjustly prejudicial to the Holders of Debt Securities of such series not joining in any such direction; and

                  (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  SECTION 5.13. Waiver of Past Defaults.

                  The Holders of not less than a majority in principal amount of the Outstanding Debt Securities of any series may on behalf of the Holders of all the Debt Securities of any such series and any related coupons waive any past default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Debt Security of such series, or in the payment of any sinking fund or analogous obligation with respect to the Debt Securities of such series, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Debt Security of such series or coupons affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 5.14. Undertaking for Costs.

                  All parties to this Indenture agree, and each Holder of any Debt Security or coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having a due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Debt Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Debt Security or the payment of any coupons on or after the respective Stated Maturity or Maturities expressed in such Debt Security or coupon (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date, as the case may be).

                  SECTION 5.15. Waiver of Stay or Extension Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law whenever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                   THE TRUSTEE

                  SECTION 6.1. Certain Duties and Responsibilities.

                  The duties and responsibilities of the Trustee shall be as provided in the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  SECTION 6.2. Notice of Default.

                  If a default occurs hereunder with respect to Debt Securities of any series and is not cured or waived, the Trustee shall transmit by mail to all Holders of Debt Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 5.1(4) with respect to Debt Securities of such series no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, a Default with respect to Debt Securities of such series.

                  SECTION 6.3. Certain Rights of Trustee.

                  Except as otherwise provided in Section 6.1:

                  (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel of its reasonable selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Debt Securities of such series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee, reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney, other than any such books or records containing information as to the affairs of the customers of the Company or any of its subsidiaries; provided that the Trustee may examine such books and records relating to customers to the extent that such books and records contain information as to any payments made to such customers in their capacity as Holders of Debt Securities;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; no Exchange Rate Agent, Global Exchange Agent, Depositary or Paying Agent shall be deemed an agent of the Trustee and the Trustee shall not be responsible for any act or omission by any of them;

                  (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; and

                  (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

                  SECTION 6.4. Not Responsible for Recitals or Issuance of Debt Securities.

                  The recitals contained herein and in the Debt Securities, except the Trustee's certificates of authentication, and in any coupons, and the information in any registration statement, including all attachments thereto, except information provided by the Trustee therein, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debt Securities of any series or any coupons. The Trustee shall not be accountable for the use or application by the Company of any Debt Securities or the proceeds thereof. The Trustee shall not be responsible for and makes no representations to the Company's ability or authority to issue Bearer Securities or the lawfulness thereof.

                  SECTION 6.5. May Hold Debt Securities or Coupons.

                  The Trustee, any Paying Agent, the Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Debt Securities and coupons, and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such agent.

                  SECTION 6.6. Money Held in Trust.

                  Money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any

Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

                  SECTION 6.7. Compensation and Reimbursement.

                  The Company agrees

                  (1) to pay to the Trustee from time to time such compensation as shall be agreed between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  As security for the performance of the obligations of the Company under this Section the Trustee shall have a claim prior to the Debt Securities and any coupons upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Debt Securities or any coupons.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(6) or Section 5.1(7), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the termination of this Indenture.

                  SECTION 6.8. Disqualification; Conflicting Interests.

                  If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

                  SECTION 6.9. Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder which shall be a corporation that is eligible pursuant to the Trust Indenture Act to act as such and organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 6.10. Resignation and Removal; Appointment of
Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 6.11.

                  (b) The Trustee may resign at any time with respect to the Debt Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

                  (c) The Trustee may be removed at any time with respect to the Debt Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, delivered to the Trustee and to the Company.

                  (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 6.8 with respect to the Debt Securities of any series after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 6.9 with respect to any series of Debt Securities and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting with respect to any series of Debt Securities or a decree or order for relief by a court having jurisdiction in the prem-ises shall have been entered in respect of the Trustee in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator or other similar official of the Trustee or of its property or affairs, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, or

                  (4) the Trustee shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator or other similar official of the Trustee or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to such series or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Debt Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee for the Debt Securities of such series and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Debt Securities, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Debt Securities or one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Debt Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debt Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Debt Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debt Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Debt Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Debt Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Debt Securities of any series and each appointment of a successor Trustee with respect to the Debt Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Registered Securities, if any, of such series as their names and addresses appear in the Security Register and, if Debt Securities of such series are issuable as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Debt Securities of such series and the address of its Corporate Trust Office.

                  SECTION 6.11. Acceptance of Appointment by Successor.

                  (a) In the case of an appointment hereunder of a successor Trustee with respect to all Debt Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In the case of the appointment hereunder of a successor Trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the retiring Trustee upon payment of its charges and each successor Trustee with respect to the Debt Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates; but, on the request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the executing or filing of any paper or any further act on the part of any of the parties hereto. In case any Debt Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debt Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Debt Securities. In case any Debt Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Debt Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

                  SECTION 6.13. Preferential Collection of Claims Against
Company.

                  If and when the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company (or any other obligor upon the Debt Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding collection of claims against the Company (or any such other obligor).

                  SECTION 6.14. Authenticating Agent.

                  The Trustee shall upon Company request appoint one or more authenticating agents (including, without limitation, the Company or any Affiliate thereof) with respect to one or more series of Debt Securities which shall be authorized on behalf of the Trustee in authenticating Debt Securities of such series in connection with the issue, delivery, registration of transfer, exchange, partial redemption or repayment of such Debt Securities. Wherever reference is made in this Indenture to the authentication of Debt Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Company and must be a corporation organized and doing business under the laws of the United States or of any State, having a combined capital surplus of at least $50,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities or the equivalent foreign authority in the case of an authenticating agent who is not organized and doing business under the laws of the United States or of any State thereof or the District of Columbia.

                  Any corporation succeeding to all or substantially all the corporate agency or the corporate trust business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

                  An authenticating agent may at any time resign with respect to one or more series of Debt Securities by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent with respect to one or more series of Debt Securities by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent herein. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section.

                  The Company agrees to pay to each authenticating agent from time to time reasonable compensation for its services under this Section.

                  The provisions of Sections 1.4, 1.11, 3.6, 3.9, 6.3, 6.4 and
6.5 shall be applicable to any authenticating agent.

                  Pursuant to each appointment made under this Section, the Debt Securities of each series covered by such appointment may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

                  This is one of the Debt Securities, of the series designated herein, described in the within-mentioned Indenture.

                         CITIBANK, N.A.

                         By
                           ----------------------------------------------------
                                As Authenticating Agent for the Trustee

                         By
                           ----------------------------------------------------
                                Authorized Signatory

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

                  SECTION 7.1. Company to Furnish Trustee Names and Addresses of Holders.

                  The Company will furnish or cause to be furnished to the Trustee with respect to Debt Securities of each series for which it acts as
Trustee:

                  (1) semi-annually, not more than 15 days after the Regular Record Date in respect of the Debt Securities of such series or on May 15 and November 15 of each year with respect to each series of Debt Securities for which there are no Regular Record Dates, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities as of such Regular Record Date or May 1 or November 1, as the case may be, and

                  (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

                  SECTION 7.2. Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Registered Securities contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders of Registered Securities received by the Trustee in its capacity as Paying Agent or Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished. The Trustee shall preserve for at least two years the names and addresses of Holders of Bearer Securities filed with the Trustee by such Holders.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Debt Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Debt Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of any disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

                  SECTION 7.3. Reports by Trustee.

                  (a) Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Debt Securities pursuant to this Indenture and at any other time re-quired by the Trust Indenture Act, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture and such other matters as may be required pursuant to the Trust Indenture Act in the manner required by the Trust Indenture Act.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Debt Securities of such series are listed, with the Commission and also with the Company. The Company will promptly notify the Trustee when any series of Debt Securities are listed on any stock exchange or of any delisting thereof.

                  SECTION 7.4. Reports by Company.

                  The Company shall file with the Trustee and the Commission, and transmit to Holders such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the time and in the manner pursuant to such Act; provided that such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

                  SECTION 8.1. Company May Consolidate, etc. Only on Certain Terms.

                  The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

                  (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any political subdivision thereof or any State or the District of Columbia thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including all additional amounts, if any, payable pursuant to Section 10.6) on all the Debt Securities and any related coupons and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been met.

                  SECTION 8.2. Successor Corporation Substituted.

                  Upon any consolidation with or merger into any other corporation, or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.1, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein, and thereafter, except in the case of a lease, the Company (which term for this purpose shall mean the Person named as the "Company" in the first paragraph of this instrument or any successor corporation which shall theretofore have become such in the manner presented in this Article) shall be relieved of all obligations and covenants under this Indenture and the Debt Securities and coupons.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

                  SECTION 9.1. Supplemental Indentures without Consent of
Holders.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another corporation to the Company, and the assumption by such successor of the covenants of the Company herein and in the Debt Securities contained; or

                  (2) to add to the covenants of the Company, for the benefit of the Holders of all or any series of Debt Securities or coupons (and if such covenants are to be for the benefit of less than all series of Debt Securities or coupons, stating that such covenants are expressly being included solely for the benefit of such series), to convey, transfer, assign, mortgage or pledge any property to or with the Trustee, or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series of Debt Securities, stating that such Events of Default are expressly being included solely to be applicable to such series); or

                  (4) to add to, change or eliminate any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) on Registered Securities or of principal (or premium, if any) or any interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities of other authorized denominations or to permit or facilitate the issuance of Debt Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Debt Securities of any series or any related coupons in any material respect; or

                  (5) to add to, change or eliminate any of the provisions of this Indenture, provided that any such addition, change or elimination
         (a) shall become effective only when there is no Debt Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provisions or (b) shall not apply to any Debt Security Outstanding; or

                  (6) to secure the Debt Securities;

                  (7) to establish the form or terms of Debt Securities of any series as permitted by Sections 2.1 and 3.1; or

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debt Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

                  (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with any provision of this Indenture, provided such other provisions shall not adversely affect the interests of the Holders of Debt Securities of any series or any related coupons in any material respect; or

                  (10) to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act, provided such action shall not adversely affect the interest of Holders of Debt Securities of any series or any appurtenant coupons in any material respect.

                  SECTION 9.2. Supplemental Indentures with Consent of Holders.

                  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture of such Debt Securities of such series and any related coupons; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debt Security or coupon affected thereby,

                  (1) change the Stated Maturity of the principal or any installment of principal of, or any installment of interest on, any Debt Security, or reduce the principal amount thereof or the interest thereon or any premium payable upon redemption or repayment thereof, or change any obligation of the Company to pay additional amounts pursuant to Section 10.6 (except as contemplated by Section 8.1(1) and permitted by Section 9.1(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change any Place of Payment, or the coin or currency in which any Debt Security or the interest thereon or any coupon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date, as the case may be), or modify the provisions of this Indenture with respect to the subordination of the Debt Securities of any series in a manner adverse to the Holder, or

                  (2) reduce the percentage in principal amount of the Outstanding Debt Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 14.4 for quorum or voting, or

                  (3) modify any of the provisions of this Section, Section 5.13 or Section 10.8, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debt Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.8, or the deletion of this proviso, in accordance with the requirements of Section 6.11(b) and 9.1(7), or

                  (4) adversely affect the right to repayment, if any, of Debt Securities of any series at the option of the Holders thereof.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities, or which modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities of any other series.

                  It shall not be necessary for any Act of Holders of the Debt Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 9.3. Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 9.4. Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debt Securities theretofore or thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby.

                  SECTION 9.5. Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

                  SECTION 9.6. Reference in Debt Securities to Supplemental Indentures.

                  Debt Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debt Securities of any series and any appurtenant coupons so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debt Securities of such series and any appurtenant coupons.

                                   ARTICLE TEN

                                    COVENANTS

                  SECTION 10.1. Payment of Principal, Premium and Interest.

                  The Company covenants and agrees for the benefit of each series of Debt Securities and any appurtenant coupons that it will duly and punctually pay the principal of (and pre-mium, if any) and interest on the Debt Securities and any appurtenant coupons in accordance with the terms of the Debt Securities, any appurtenant coupons and this Indenture. Any interest due on Bearer Securities on or before Maturity, other than additional amounts, if any, payable as provided in Section 10.6 in respect of principal of (or premium, if any, on) such a Debt Security, shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

                  SECTION 10.2. Maintenance of Office or Agency.

                  The Company will maintain in each Place of Payment for any series of Debt Securities an office or agency where Debt Securities (but, except as otherwise provided below, unless such Place of Payment is located outside the United States, not Bearer Securities) may be presented or surrendered for payment, where Debt Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Debt Securities and this Indenture may be served. If Debt Securities of a series are issuable as Bearer Securities, the Company will maintain, subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for such series which is located outside the United States where Debt Securities of such series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Debt Securities of such series pursuant to Section 10.6); provided, however, that if the Debt Securities of such series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent in London or Luxembourg or any other required city located outside the United States, as the case may be, so long as the Debt Securities of such series are listed on such exchange. The Company will give prompt written notice to the Trustee of this location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices or demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all presentations, surrenders, notices and demands, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 10.6) at the place specified for the purpose pursuant to Section 3.1(5).

                  No payment of principal of, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, payment of principal of and any premium and interest denominated in Dollars (including additional amounts payable in respect thereof) on any Bearer Security may be made at an office or agency of, and designated by, the Company located in the United States if (but only if) payment of the full amount of such principal, premium, interest or additional amounts in Dollars at all offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions and the Trustee receives an Opinion of Counsel that such payment within the United States is legal. Unless otherwise provided as contemplated by Section 3.1 with respect to any series of Debt Securities, at the option of the Holder of any Bearer Security or related coupon, payment may be made by check in the currency designated for such payment pursuant to the terms of such Bearer Security presented or mailed to an address outside the United States or by transfer to an account in such currency maintained by the payee with a bank located outside the United States.

                  The Company may also from time to time designate one or more other offices or agencies (in or outside of such Place of Payment) where the Debt Securities of one or more series and any appurtenant coupons (subject to the preceding paragraph) may be presented or surrendered for any or all such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for any series of Debt Securities for such purposes. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

                  SECTION 10.3. Money for Debt Securities Payments to Be Held in Trust.

                  If the Company shall at any time act as its own Paying Agent with respect to any series of Debt Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Debt Securities of such series and any appurtenant coupons, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents with respect to any series of Debt Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Debt Securities of such series and any appurtenant coupons, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent with respect to any series of Debt Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Debt Securities of such series and any appurtenant coupons in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Debt Securities of such series or any appurtenant coupons) in the making of any payment of principal of (and premium, if any) or interest on the Debt Securities of such series or any appurtenant coupons; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of terminating its obligations under this Indenture with respect to Debt Securities of any series or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any principal and interest received on the Eligible Instruments deposited with the Trustee or any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Debt Security of any series or any appurtenant coupons or any money on deposit with the Trustee or any Paying Agent representing amounts deducted from the Redemption Price or Repayment Price with respect to unmatured coupons not presented upon redemption or exercise of the Holder's option for repayment pursuant to Section 11.6 or
13.3 and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debt Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money (including the principal and interest received on Eligible Instruments deposited with the Trustee), and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper of general circulation in the Borough of Manhattan, The City of New York, and each Place of Payment or mailed to each such Holder, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

                  SECTION 10.4. Purchase of Debt Securities by Company or Subsidiary.

                  If and so long as the Debt Securities of a series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland and such stock exchange shall so require, the Company will not, and will not permit any of its Subsidiaries to, purchase any Debt Securities of that series by private treaty at a price (exclusive of expenses and accrued interest) which exceeds 120% of the mean of the nominal quotations of the Debt Securities of that series as shown in The Stock Exchange Daily Official List for the last trading day preceding the date of purchase.

                  SECTION 10.5. Existence.

                  Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not and is not reasonably likely to be disadvantageous in any material respect to the Holders.

                  SECTION 10.6. Restrictions Upon Sale or Issuance of Capital Stock of Certain Subsidiary Banks.

                  The Company will not, and will not permit any Subsidiary to, sell, assign, pledge, transfer or otherwise dispose of, or permit any Principal Subsidiary Bank to issue except to the Corporation, any shares of Capital Stock of, or any securities convertible into Capital Stock of, any Principal Subsidiary Bank or any shares of Capital Stock of any Subsidiary owning, directly or indirectly, in whole or in part, Capital Stock of any Principal Subsidiary Bank, except:

                  (1) any sale, assignment, pledge, transfer or other disposition or issuance made, in the minimum amount required by law, to any person for the purpose of the qualification of such person to serve as a director;

                  (2) any sale, assignment, pledge, transfer or other disposition or issuance for fair market value (as determined by the Board of Directors of the Company, such determination being evidenced by a resolution of the Board of Directors), if, after giving effect to such disposition and to the issuance of any shares issuable upon conversion or exchange of securities convertible or exchangeable into Capital Stock, the Company would own directly or indirectly through other Subsidiaries not less than 80% of the shares of each class of Capital Stock of such Principal Subsidiary Bank;

                  (3) any sale, assignment, pledge, transfer or other disposition or issuance made in compliance with an order or direction of a court or regulatory authority of competent jurisdiction; or

                  (4) any sale by any Principal Subsidiary Bank of additional shares of Capital Stock to its stockholders at any price, so long as
         (a) prior to such sale the Company owns, directly or indirectly, shares of the same class and (b) immediately after such sale, the percentage of the shares of such class of Capital Stock owned by the Company shall not have been reduced.

                  Notwithstanding the foregoing, any Principal Subsidiary Bank may be merged into or consolidated with another banking institution organized under the laws of the United States, any State thereof or the District of Columbia, if after giving effect to such merger or consolidation, the Corporation or any Wholly-Owned Subsidiary owns at least 80% of the Capital Stock of such other banking institution then issued and outstanding free and clear of any security interest and if, immediately after giving effect thereto, no default or Event of Default shall have happened and be continuing.

                  SECTION 10.7. Payment of Additional Amounts.

                  If the Debt Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Debt Security of any series or any coupon appertaining thereto additional amounts upon the terms and subject to the conditions provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect of, any Debt Security of any series or any related coupon or the net proceeds received on the sale or exchange of any Debt Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in the terms of such Debt Securities and this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

                  If the Debt Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Debt Securities (or if the Debt Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal (and premium, if any) is made), and at least 10 days prior to each date of payment of principal (and premium, if any) or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of (and premium, if any) or interest on the Debt Securities of that series shall be made to Holders of Debt Securities of that series or the related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Debt Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Debt Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts, if any, required by the terms of such Debt Securities and the first paragraph of this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

                  SECTION 10.8. Officers' Certificate as to Default.

                  The Company will deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, one of the signers of which shall be the principal executive, principal financial or principal accounting officer of the Company, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture, all without regard to periods of grace or notice requirements and, if the Company shall be in default, specifying all such defaults and the nature thereof of which they may have knowledge.

                  The Company shall file with the Trustee written notice of the occurrence of any default or Event of Default within 5 days after the occurrence thereof.

                  SECTION 10.9. Waiver of Certain Covenants.

                  The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 10.5 with respect to the Debt Securities of any series if, before the time for such compliance the Holders of at least a majority in principal amount of the Debt Securities at the time Outstanding shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                  SECTION 10.10. Calculation of Original Issue Discount.

                  The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Debt Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                 ARTICLE ELEVEN

                          REDEMPTION OF DEBT SECURITIES

                  SECTION 11.1. Applicability of Article.

                  Debt Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Debt Securities of any series) in accordance with this Article.

                  SECTION 11.2. Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Debt Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of the Debt Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount and the tenor and terms of the Debt Securities of any series to be redeemed. In the case of any redemption of Debt Securities prior to the expira-tion of any restriction on such redemption provided in the terms of such Debt Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

                  SECTION 11.3. Selection by Trustee of Debt Securities to be Redeemed.

                  Except as otherwise specified as contemplated by Section 3.1 for Debt Securities of any series, if less than all the Debt Securities of any series with like tenor and terms are to be redeemed, the particular Debt Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debt Securities of such series with like tenor and terms not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Debt Securities of such series or any integral multiple thereof which is also an authorized denomination) of the principal amount of Registered Securities or Bearer Securities (if issued in more than one authorized denomination) of such series of a denomination larger than the minimum authorized denomination for Debt Securities of such series.

                  The Trustee shall promptly notify the Company in writing of the Debt Securities selected for redemption and, in the case of any Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debt Securities shall relate, in the case of any Debt Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Debt Security which has been or is to be redeemed.

                  SECTION 11.4. Notice of Redemption.

                  Notice of redemption shall be given in the manner provided in
Section 1.6 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Debt Securities to be redeemed.

                  All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all Outstanding Debt Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Debt Securities to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Debt Security to be redeemed, and that interest thereon shall cease to accrue on and after said date,

                  (5) the Place or Places of Payment where such Debt Securities, together in the case of Bearer Securities with all coupons, if any, appertaining thereto maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price,

                  (6) that Bearer Securities may be surrendered for payment only at such place or places which are outside the United States, except as otherwise provided in Section 10.2,


                  (7) that the redemption is for a sinking fund, if such is the case, and

                  (8) the CUSIP number, if any.



                  A notice of redemption published as contemplated by Section
1.6 need not identify particular Registered Securities to be redeemed.


                  Notice of redemption of Debt Securities to be redeemed at the election of the Company shall be given by the Company, or, at the Company's request, by the Trustee in the name and at the expense of the Company, and shall be irrevocable.

                  SECTION 11.5. Deposit of Redemption Price.

                  On or prior to 10:00 a.m., New York City time on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, aggregate and hold in trust as provided in Section 10.3) an amount of money and/or, to the extent the Debt Securities to be redeemed are denominated and payable in Dollars only, Eligible Instruments the payments of principal and interest on which when due (and without reinvestment and providing no tax liability will be imposed upon the Trustee or the Holders of the Debt Securities to be redeemed) will provide money on or prior to the Redemption Date in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Debt Securities or portions thereof which are to be redeemed on that date; provided, however, that deposits with respect to Bearer Securities shall be made with a Paying Agent or Paying Agents located outside the United States except as otherwise provided in Section 10.2, unless otherwise specified as contemplated by Section 3.1.

                  SECTION 11.6. Debt Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Debt Securities to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Debt Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Debt Security for redemption in accordance with said notice, such Debt Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemp-tion Date shall be payable only upon presentation and surrender of coupons for such interest (at an office or agency located outside the United States except as otherwise provided in Section 10.2), and provided further, that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Debt Securities, or one or more Predecessor Securities, registered as such on the relevant Record Dates according to their terms and the provisions of Section 3.7.

                  If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Bearer Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted without interest thereon; provided, however, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside of the United States except as otherwise provided in
Section 10.2.

                  If any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debt Security.

                  SECTION 11.7. Debt Securities Redeemed in Part.

                  Any Registered Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debt Security without service charge, a new Registered Security or Registered Securities of the same series and of like tenor and terms, of any authorized denominations as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debt Security so surrendered.

                                 ARTICLE TWELVE

                                  SINKING FUNDS

                  SECTION 12.1. Applicability of Article.

                  The provisions of this Article shall be applicable to any sinking fund for the retirement of Debt Securities of a series except as otherwise specified as contemplated by Section 3.1 for Debt Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the term of Debt Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Debt Securities of any series, the amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Debt Securities of any series as provided for by the terms of Debt Securities of such series.

                  SECTION 12.2. Satisfaction of Sinking Fund Payments with Debt Securities.

                  The Company (1) may deliver Outstanding Debt Securities of a series (other than any previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and (2) may apply as a credit Debt Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Debt Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Debt Securities of such series required to be made pursuant to the terms of such Debt Securities as provided for by the terms of such series; provided that such Debt Securities have not been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Debt Securities in lieu of cash payments pursuant to this Section 12.2, the principal amount of Debt Securities to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Debt Securities for redemption, except upon Company Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, provided, however, that the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Debt Securities purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

                  SECTION 12.3. Redemption of Debt Securities for Sinking Fund.

                  Not less than 60 days prior to each sinking fund payment date for any series of Debt Securities (unless a shorter period shall be satisfactory to the Trustee), the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash, the portion thereof, if any, which is to be satisfied by crediting Debt Securities of that series pursuant to
Section 12.2 and the basis for any such credit and, prior to or concurrently with the delivery of such Officers' Certificate, will also deliver to the Trustee any Debt Securities to be so credited and not theretofore delivered to the Trustee. Not less than 30 days (unless a shorter period shall be satisfactory to the Trustee) before each such sinking fund payment date the Trustee shall select the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Sections 11.5, 11.6 and 11.7.

                                ARTICLE THIRTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS

                  SECTION 13.1. Applicability of Article.

                  Debt Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with their terms and (except as otherwise specified pursuant to Section 3.1 for Debt Securities of such series) in accordance with this Article.

                  SECTION 13.2. Repayment of Debt Securities.

                  Each Debt Security which is subject to repayment in whole or in part at the option of the Holder thereof on a Repayment Date shall be repaid at the applicable Repayment Price together with interest accrued to such Repayment Date as specified pursuant to Section 3.1.

                  SECTION 13.3. Exercise of Option; Notice.

                  Each Holder desiring to exercise such Holder's option for repayment shall, as conditions to such repayment, surrender the Debt Security to be repaid in whole or in part together with written notice of the exercise of such option at any office or agency of the Company in a Place of Payment, not less than 30 nor more than 45 days prior to the Repayment Date; provided, however, that surrender of Bearer Securities together with written notice of exercise of such option shall be made at an office or agency located outside the United States except as otherwise provided in Section 10.2. Such notice, which shall be irrevocable, shall specify the principal amount of such Debt Security to be repaid, which shall be equal to the minimum authorized denomination for such Debt Security or an integral multiple thereof, and shall identify the Debt Security to be repaid and, in the case of a partial repayment of the Debt Security, shall specify the denomination or denominations of the Debt Security or Debt Securities of the same series to be issued to the Holder for the portion of the principal of the Debt Security surrendered which is not to be repaid.

                  If any Bearer Security surrendered for repayment shall not be accompanied by all unmatured coupons and all matured coupons in default, such Bearer Security may be paid after deducting from the Repayment Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Repayment Price, such Holder shall be entitled to receive the amount so deducted without interest thereon; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States except as otherwise provided in Section 10.2.

                  The Company shall execute and the Trustee shall authenticate and deliver without service charge to the Holder of any Registered Security so surrendered a new Registered Security or Securities of the same series, of any authorized denomination specified in the foregoing notice, in an aggregate principal amount equal to any portion of the principal of the Registered Security so surrendered which is not to be repaid.

                  The Company shall execute and the Trustee shall authenticate and deliver without service charge to the Holder of any Bearer Security so surrendered a new Registered Security or Securities or new Bearer Security or Securities (and all appurtenant unmatured coupons and matured coupons in default) or any combination thereof of the same series of any authorized denomination or denominations specified in the foregoing notice, in an aggregate principal amount equal to any portion of the principal of the Debt Security so surrendered which is not to be paid; provided, however, that the issuance of a Registered Security therefor shall be subject to applicable laws and regulations, including provisions of the United States Federal income tax laws and regulations in effect at the time of the exchange; neither the Company, the Trustee nor the Security Registrar shall issue Registered Securities for Bearer Securities if it has received an Opinion of Counsel that as a result of such issuance the Company would suffer adverse consequences under the United States Federal income tax laws then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such issuances thereafter unless and until the Trustee receives a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Order to the Security Registrar.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the repayment of Debt Securities shall relate, in the case of any Debt Security repaid or to be repaid only in part, to the portion of the principal of such Debt Security which has been or is to be repaid.

                  SECTION 13.4. Election of Repayment by Remarketing Entities.

                  The Company may elect, with respect to Debt Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity, at any time prior to any Repayment Date to designate one or more Remarketing Entities to purchase, at a price equal to the Repayment Price, Debt Securities of such series from the Holders thereof who give notice and surrender their Debt Securities in accordance with Section 13.3.

                  SECTION 13.5. Securities Payable on the Repayment Date.

                  Notice of exercise of the option of repayment having been given and the Debt Securities so to be repaid having been surrendered as aforesaid, such Debt Securities shall, unless purchased in accordance with
Section 13.4, on the Repayment Date become due and payable at the price therein specified and from and after the Repayment Date such Debt Securities shall cease to bear interest and shall be paid on the Repayment Date, and the coupons for such interest appertaining to Bearer Securities so to be repaid, except to the extent provided above, shall be void, unless the Company shall default in the payment of such price in which case the Company shall continue to be obligated for the principal amount of such Debt Securities and shall be obligated to pay interest on such principal amount at the rate borne by such Debt Securities from time to time until payment in full of such principal amount.

                                ARTICLE FOURTEEN

                     MEETINGS OF HOLDERS OF DEBT SECURITIES

                  SECTION 14.1. Purposes for Which Meetings May Be Called.

                  If Debt Securities of a series are issuable in whole or in part as Bearer Securities, a meeting of Holders of Debt Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Debt Securities of such series.

                  SECTION 14.2. Call, Notice and Place of Meetings.

                  (a) The Trustee may at any time call a meeting of Holders of Debt Securities of any series issuable as Bearer Securities for any purpose specified in Section 14.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London as the Trustee shall determine. Notice of every meeting of Holders of Debt Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than 21 no more than 180 days prior to the date fixed for the meeting.

                  (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Debt Securities of any series shall have requested the Trustee to call a meeting of the Holders of Debt Securities of such series for any purpose specified in Section 14.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Debt Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

                  SECTION 14.3. Persons Entitled to Vote at Meetings.

                  To be entitled to vote at any meeting of Holders of Debt Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Debt Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Debt Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Debt Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

                  SECTION 14.4. Quorum; Action.

                  The Persons entitled to vote a majority in principal amount of the Outstanding Debt Securities of a series shall constitute a quorum for a meeting of Holders of Debt Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a majority in principal amount of the Outstanding Debt Securities of a series, the Persons entitled to vote a majority in principal amount of the Outstanding Debt Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Debt Securities of such series, be dissolved. In the absence of a quorum in any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairperson of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairperson of the meeting prior to the adjournment of such adjourned meeting. Notice of this reconvening of any adjourned meeting shall be given as provided in Section 14.2(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Debt Securities of such series which shall constitute a quorum.

                  Except as limited by the proviso to Section 9.2, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of majority in principal amount of the Outstanding Debt Securities of that series, provided however, that, except as limited by the proviso to
Section 9.2, any resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a majority in principal amount of the Outstanding Debt Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Debt Securities of that series; and provided, further, that, except as limited by the proviso to Section 9.2, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Debt Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Debt Securities of that series.

                  Any resolution passed or decision taken at any meeting of Holders of Debt Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Debt Securities of such series and the related coupons, whether or not present or represented at the meeting.

                  SECTION 14.5. Determination of Voting Rights; Conduct and Adjournment of Meetings.

                  (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Debt Securities of such series in regard to proof of the holding of Debt Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Debt Securities shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be proved in the manner specified in Section 1.4 or, in the case of Bearer Securities, by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 1.4 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.4 or other proof.

                  (b) The Trustee shall, by an instrument in writing, appoint a temporary chairperson of the meeting, unless the meeting shall have been called by the Company or by Holders of Debt Securities as provided in Section 14.2(b), in which case the Company or the Holders of Debt Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairperson. A permanent chairperson and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Debt Securities of such series represented at the meeting.

                  (c) At any meeting each Holder of a Debt Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount (or the equivalent in Euros, any other composite currency or a Foreign Currency) of Debt Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not Outstanding and ruled by the chairperson of the meeting not to be Outstanding. The chairperson of the meeting shall have no right to vote, except as a Holder of a Debt Security of such series or proxy.

                  (d) Any meeting of Holders of Debt Securities of any series duly called pursuant to Section 14.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Debt Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

                  SECTION 14.6. Counting Votes and Recording Action of Meetings.

                  The vote upon any resolution submitted to any meeting of Holders of Debt Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Debt Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Debt Securities of such series held or represented by them. The permanent chairperson of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Debt Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 14.2 and, if applicable, Section 14.1. Each copy shall be signed and verified by the affidavits of the permanent chairperson and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                 ARTICLE FIFTEEN

                                   DEFEASANCE

                  SECTION 15.1. Termination of Company's Obligations.

                  If this Section 15.1 is specified, as contemplated by Section 3.1, to be applicable to any series of Debt Securities and if the Company deposits irrevocably in trust with the Trustee money and/or, to the extent such Debt Securities are denominated and payable in Dollars only, Eligible Instruments the payments of principal and interest on which when due (and without reinvestment and providing no tax liability will be imposed upon the Trustee or the Holders of such Debt Securities) will provide money in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be sufficient to pay the principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest when due on the Debt Securities of such series and any coupons appertaining thereto and any mandatory sinking fund, repayment or analogous payments thereon on the scheduled due dates therefor at the Stated Maturity thereof, the Company's obligations under Section 10.5 and any other covenant determined pursuant to Section 3.1 to be subject to this Section shall terminate with respect to the Debt Securities of the series for which such deposit was made; provided, however, that (i) no Event of Default with respect to the Debt Securities of such series under Section 5.1(6) or 5.1(7) or event that with notice or lapse of time or both would constitute such an Event of Default shall have occurred and be continuing on such date, (ii) such deposit will not result in a breach of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound, and (iii) such termination shall not relieve the Company of its obligations under the Debt Securities of such series and this Indenture to pay when due the principal of (and premium, if any) and interest and additional amounts on such Debt Securities and any coupons appertaining thereto if such Debt Securities or coupons are not paid (or payment is not provided for) when due from the money and Eligible Instruments (and the proceeds thereof) so deposited.

                  It shall be a condition to the deposit of cash and/or Eligible Instruments and the termination of the Company's obligations pursuant to the provisions of this Section with respect to the Debt Securities of any series under Section 10.5 and any other covenant determined pursuant to Section 3.1 to be subject to this Section that the Company deliver to the Trustee (i) an Opinion of Counsel to the effect that: (a) Holders of Debt Securities of such series and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and termination and (b) such Holders (and future Holders) will be subject to tax in the same amount, manner and timing as if such deposit and termination has not occurred,
(ii) an Officers' Certificate to the effect that under the laws in effect on the date such money and/or Eligible Instruments are deposited with the Trustee, the amount thereof will be sufficient, after payment of all Federal, state and local taxes in respect thereof payable by the Trustee, to pay principal (and premium, if any) and interest when due on the Debt Securities of such series and any coupons appertaining thereto; and (iii) an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated in this Section have been complied with.

                  It shall be an additional condition to the deposit of cash and/or Eligible Instruments and the termination of the Company's obligations pursuant to the provisions of this Section under Section 10.5 and any other covenant determined pursuant to Section 3.1 to be subject to this Section, with respect to the Debt Securities of any series then listed on the New York Stock Exchange, that the Company deliver an Opinion of Counsel that the Debt Securities of such series will not be delisted from the New York Stock Exchange as a result of such deposit and termination.

                  After a deposit as provided herein, the Trustee shall, upon Company Request, acknowledge in writing the discharge of the Company's obligations pursuant to the provisions of this Section with respect to the Debt Securities of such series under Section 10.5 and any other covenant determined pursuant to Section 3.1 to be subject to this Section.

                  SECTION 15.2. Repayment to Company.

                  The Trustee and any Paying Agent shall promptly pay to the Company upon Company Request any money or Eligible Instruments not required for the payment of the principal of (and premium, if any) and interest on the Debt Securities of any series and any related coupons for which money or Eligible Instruments have been deposited pursuant to Section 15.1 held by them at any time.

                  The Trustee and any Paying Agent shall promptly pay to the Company upon Company Request any money held by them for the payment of principal (and premium, if any) and interest that remains unclaimed for two years after the Maturity of the Debt Securities for which a deposit has been made pursuant to Section 15.1. After such payment to the Company, the Holders of the Debt Securities of such series and any related coupons shall thereafter, as unsecured general creditors, look only to the Company for the payment thereof.

                  SECTION 15.3. Indemnity for Eligible Instruments.

                  The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the deposited Eligible Instruments or the principal or interest received on such Eligible Instruments.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       FIRSTAR CORPORATION

                                       By    /s/ Jennie P. Carlson
                                         --------------------------------------
                                         Its Senior Vice President, General
                                             Counsel, and Secretary
                                             ----------------------------------

[CORPORATE SEAL]

Attest:

/s/ James R. Barresi
-----------------------------
Assistant Secretary

                                       CITIBANK, N.A.
                                       AS TRUSTEE

                                       By     /s/ Wafaa Orfy
                                         --------------------------------------
                                       Name:   Wafaa Orfy
                                      Title:   Assistant Vice President

[CORPORATE SEAL]

Attest:

/s/ Nancy Forte
-----------------------------
Authorized Signatory

STATE OF WISCONSIN         )
                           )  SS.
COUNTY OF ________         )

                  On the ____ day of _________, ____, before me personally came ________________, to me known, who, being duly sworn, did depose and say that he resides at _______________________ ___________; that he is a
_____________________ of Firstar Corporation, a corporation described in and which executed the above instrument; that he knows the seal of said corporation; that it was so affixed pursuant to the authority of the Board of Directors of said corporation; and that he signed his name thereto pursuant to like authority.



                                            -----------------------------------
                                            Notary Public

STATE OF NEW YORK                   )
                                    )  SS.
COUNTY OF NEW YORK                  )

                  On the ____ day of _______, 1999, before me personally came _______, to me known, who, being duly sworn, did depose and say that she resides at New York, NY; that she is a ____________ of Citibank, N.A., a national banking association described in and which executed the above instrument; that she knows the seal of said corporation; that it was so affixed pursuant to the authority of the Board of Directors of said corporation; and that she signed her name thereto pursuant to like authority.




                                            -----------------------------------
                                            Notary Public

                                                                     EXHIBIT A-1

                [Form of Certificate of Beneficial Ownership by a

              Non-United States Person or by Certain Other Persons]

                                   Certificate

                               FIRSTAR CORPORATION

                   [Insert title or sufficient description of

                        Debt Securities to be delivered]

                  Reference is hereby made to the Indenture dated as of June 22, 1999 (the "Indenture") between Firstar Corporation and Citibank, N.A., as trustee (the "Trustee"), covering the above-captioned Debt Securities. This is to certify that as of the date hereof, _________________ principal amount of Debt Securities credited to you for our account (i) is owned by persons that are not United States Persons, as defined below; (ii) is owned by United States Persons that are (a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) United States Persons who acquired the Debt Securities through foreign branches of United States financial institutions and who hold the Debt Securities through such United States financial institutions on the date hereof (and in either case
(a) or (b), each such United States financial institution encloses herewith a certificate in the form of Exhibit A-2 to the Indenture); or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), which United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) certify that they have not acquired the Debt Securities for purposes of resale directly or indirectly to a United States Person or to a person within the United States or its possessions.

                  [Insert if certificate does not relate to an interest payment--We undertake to advise you by tested telex followed by written confirmation if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Debt Securities in bearer form as to all of such Debt Securities with respect to such of said Debt Securities as then appear in your books as being held for our account.] We understand that this certificate is required in connection with United States tax laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings with respect to the matters covered by this certificate. "United States Person" shall mean a citizen or resident of the United States of America (including the District of Columbia), a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or an estate or trust that is subject to United States Federal income taxation regardless of the source of its income.

                  [This certificate excepts and does not relate to __________ principal amount of Debt Securities credited to you for our account and to which we are not now able to make the certification set forth above. We understand that definitive Debt Securities cannot be delivered and interest cannot be paid until we are able to so certify with respect to such principal amount of Debt Securities.]*


Dated:________________


[To be dated on or after
____________ (the date
determined as provided in the

Indenture)]

                                       [Name of Person Entitled to Receive
                                       Bearer Security]


                                       ----------------------------------------
                                       (Authorized Signatory)

                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

* Delete if inappropriate

                                                                     EXHIBIT A-2

                       [Form of Certificate of Status as a
            Foreign Branch of a United States Financial Institution]

                                   Certificate

                               FIRSTAR CORPORATION

                   [Insert title or sufficient description of

                        Debt Securities to be delivered]

                  Reference is hereby made to the Indenture dated as of June 22, 1999 (the "Indenture"), between Firstar Corporation and Citibank, N.A., as trustee, relating to the offering of the above-captioned Debt Securities (the "Debt Securities"). Unless herein defined, terms used herein have the same meaning as given to them in the Indenture.

                  The undersigned represents that it is a branch located outside the United States of a United States securities clearing organization, bank or other financial institution (as defined in U.S. Treasury Regulation Section 1.165-12(c)(1)(v)) that holds customers' securities in the ordinary course of its trade or business and agrees, and authorizes you to advise the issuer or the issuer's agent, that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986 and the regulations thereunder and is not purchasing for resale directly or indirectly to a United States Person or to a person within the United States or its possessions. We undertake to advise you by tested telex followed by written confirmation if the statement in the immediately preceding sentence is not correct on the date of delivery of the above-captioned Debt Securities in bearer form.

                  We understand that this certificate is required in connection with the United States tax laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings with respect to the matters covered by this certificate.

Dated:_____________________
[To be dated on or after
________________ (the
date determined as provided
in the Indenture)]

                                       [Name of Person Entitled to Receive
                                       Bearer Security]

                                       ----------------------------------------
                                       (Authorized Signatory)

                                       Name:
                                            -----------------------------------

                                       Title:
                                             ----------------------------------

                                                                       EXHIBIT B


          [Form of Certificate to be Given by Euroclear and Cedel S.A.
            in Connection with the Exchange of All or a Portion of a
                     Temporary Global Security or to Obtain
                           Interest Prior to Exchange]


                                   Certificate

                               FIRSTAR CORPORATION

           [Insert title or sufficient description of Debt Securities to be delivered]

                  We refer to that portion, _____________, of the Global Security representing the above-captioned issue [which is herewith submitted to be exchanged for definitive Debt Securities]* [for which we are seeking to obtain payment of interest]* (the "Submitted Portion"). This is to certify, pursuant to the Indenture dated as of June 22, 1999 (the "Indenture") between Firstar Corporation and Citibank, N.A., as trustee (the "Trustee"), that we have received in writing, by tested telex or by electronic transmission from member organizations with respect to each of the persons appearing in our records as being entitled to a beneficial interest in the Submitted Portion a Certificate of Beneficial Ownership by a Non-United States Person or by Certain Other Persons [and, in some cases, a Certificate of Status as a Foreign Branch of a United States Financial Institution, authorizing us to inform the issuer or the issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986 and the regulations thereunder]* substantially in the form of Exhibit A-1 [and A-2]* to the Indenture.

                  We hereby request that you deliver to the office of _______________ in ______________ definitive Bearer Securities in the denominations on the attached Schedule A.

                  We further certify that as of the date hereof we have not received any notification from any of the persons giving such certificates to the effect that the statements made by them with respect to any part of the Submitted Portion are no longer true and cannot be relied on as of the date hereof.

Dated:
      ------------------

                                       By:
                                          -------------------------------------

* Delete if inappropriate.